DISCOVERY SELECT

                   ----------------------------------------
                           GROUP RETIREMENT ANNUITY

                               DISCOVERY SELECT
                       GROUP VARIABLE ANNUITY CONTRACTS

                                ISSUED THROUGH

                     THE PRUDENTIAL DISCOVERY SELECT GROUP
                           VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY SELECT/SM/ Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Advisors VIT, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

This Statement of Additional Information, dated May 1, 2003, is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2003. Certain portions of that May 1, 2003 prospectus are incorporated by reference into this Statement of Additional Information.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

                               TABLE OF CONTENTS

                                                                          Page
 DEFINITIONS.............................................................   2

 OTHER CONTRACT PROVISIONS...............................................   2
  Assignment.............................................................   2
  Participation In Divisible Surplus.....................................   2

 ADMINISTRATION..........................................................   3

 PERFORMANCE INFORMATION.................................................   4
  Average Annual Total Return............................................   4
  Non-Standard Total Return..............................................   4
  Performance Information................................................   4

 DIRECTORS OF PRUDENTIAL.................................................  10

 OFFICERS OF PRUDENTIAL..................................................  11

 SALE OF THE CONTRACTS...................................................  12

 EXPERTS.................................................................  13

 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT........................... A-1

 CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
   AMERICA AND ITS SUBSIDIARIES.......................................... B-1

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                        30 Scranton Office Park
                        Scranton, PA 18507-1789
                        Telephone 1-800-458-6333

                                  DEFINITIONS

CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403 (b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., and
T. Rowe Price International Series, Inc.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT--A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

457 CONTRACT--A type of Contract used exclusively with retirement plans described in Section 457 of the Code.

We set out other defined terms in the Prospectus.

                           OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS

During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. Prudential is now a subsidiary of Prudential Financial, Inc. When Prudential was a mutual insurer, owners of certain Prudential contracts participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.

                                ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

With respect to the Small Plan Contracts, Prudential has delegated certain of these administrative and recordkeeping functions to the Small Plan Contract Recordkeeper.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

A daily charge is made which is equal to a maximum effective annual rate of 0.85% of the net assets in each Subaccount (this charge is equal to 1.05% for Small Plan Contracts). All of this charge is for administrative expenses not covered by the annual account charge. During 2002, 2001, and 2000, Prudential received $1,343,361, $1,311,510, and $1,136,103, respectively for administrative expenses and for providing management services. There is also an annual account charge for administrative expenses of not greater than $32 assessed against a Participant Account. During 2002, 2001, and 2000, Prudential collected $45,575, $45,411, and $35,906 respectively in annual account charges.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account. During 2002, Prudential collected $28,774,315 in withdrawal charges.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period, giving effect to any withdrawal charge and all other charges and fees applicable under the Contract. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                               P(1 + T)/n/ = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this nonstandardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Subaccount for specified periods ending December 31, 2002. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). This information does not indicate or represent future performance.

Table 1 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/02. The rates of return thus reflect the mortality and expense risk fee, the maximum administrative fee, the withdrawal charge and a pro rata portion of the annual account charge. The performance shown below is only for Contracts other than the Small Plan Contract.

                                    TABLE 1
                            SUBACCOUNT STANDARDIZED
                          AVERAGE ANNUAL TOTAL RETURN

                                                                               Date     One Year Five Years
                                                                            Sub-Account  Ended     Ended    7/31/97-
Fund Portfolio                                                              Established 12/31/02  12/31/02  12/31/02
--------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount                                            6/24/97   -15.14%    -0.33%     4.65%
  Diversified Bond Subaccount                                                 6/24/97     0.55%     4.37%     5.58%
  Equity Subaccount                                                           6/24/97   -28.27%    -3.99%     6.60%
  Flexible Managed Subaccount                                                 6/24/97   -18.79%    -2.14%     4.80%
  Global Subaccount                                                           6/24/97   -30.90%    -2.42%     5.40%
  Government Income Subaccount                                                6/24/97     5.90%     6.46%     6.40%
  High Yield Bond Subaccount                                                  6/24/97    -4.68%    -2.40%     3.92%
  Jennison Subaccount                                                         6/24/97   -36.97%    -3.41%     5.76%
  Money Market Subaccount                                                     6/24/97    -4.77%     2.96%     3.20%
  Prudential Value Subaccount                                                 6/24/97   -28.04%    -2.13%     7.85%
  Stock Index Subaccount                                                      6/24/97   -28.52%    -2.55%     7.81%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount                                             6/24/97   -21.52%    -2.24%     6.66%
  AIM V.I. Premier Equity Subaccount                                          6/24/97   -36.00%    -3.44%     6.74%
Credit Suisse Trust
  Global Post-Venture Capital Subaccount                                      6/24/97   -39.81%    -9.09%    -5.57%
Janus Aspen Series
  Growth Subaccount                                                           6/24/97   -32.32%    -2.87%     5.67%
  International Growth Subaccount                                             6/24/97   -31.33%    -0.68%     6.83%
MFS Variable Insurance Trust
  Emerging Growth Subaccount                                                  6/24/97   -39.46%    -4.67%     3.54%
  Research Subaccount                                                         6/24/97   -30.29%    -4.05%     3.49%
PIMCO Advisors VIT
  OpCap Managed Subaccount                                                    6/24/97   -22.80%    -1.79%     8.23%
  OpCap Small Cap Subaccount                                                  6/24/97   -27.41%     0.59%     6.90%
T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount                 6/24/97   -19.03%     1.19%     9.90%
  T. Rowe Price International Series, Inc., International Stock Subaccount    6/24/97   -24.10%    -5.41%    -0.18%

Table 2 below shows average annual total return on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to effect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the maximum administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge. The performance shown in Table 2 below is only for Contracts other than the Small Plan Contract.

                                    TABLE 2
                          SUBACCOUNT NON-STANDARDIZED
              AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL
                   CONTRACTS OTHER THAN SMALL PLAN CONTRACT

                                                           One     Three     Five     Ten
                                                Date       Year    Years    Years    Years
                                                Fund      Ended    Ended    Ended    Ended
Fund Portfolio                               Established 12/31/02 12/31/02 12/31/02 12/31/02
--------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount             5/13/83    -9.88%   -4.85%    0.14%    4.82%
  Diversified Bond Subaccount                  5/13/83     6.01%    6.84%    4.92%    5.86%
  Equity Subaccount                            5/13/83   -23.11%  -11.56%   -3.57%    6.69%
  Flexible Managed Subaccount                  5/13/83   -13.60%   -7.65%   -1.72%    4.93%
  Global Subaccount                            9/19/88   -25.89%  -21.01%   -2.18%    5.41%
  Government Income Subaccount                  5/1/89    10.94%    9.84%    6.64%    6.42%
  High Yield Bond Subaccount                   2/23/87     0.49%   -3.34%   -1.99%    4.05%
  Jennison Subaccount                           5/1/95   -31.64%  -23.20%   -2.81%    6.00%
  Money Market Subaccount                      5/13/83     0.52%    2.90%    3.39%    3.42%
  Prudential Value Subaccount                  2/19/88   -22.74%   -5.01%   -1.59%    8.00%
  Stock Index Subaccount                      10/19/87   -22.96%  -15.45%   -1.72%    8.09%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount               5/2/94   -16.42%  -18.53%   -1.91%    6.73%
  AIM V.I. Premier Equity Subaccount            5/5/93   -30.95%  -20.34%   -3.16%    6.77%
Credit Suisse Trust
  Global Post-Venture Capital Subaccount       9/30/96   -34.81%  -28.24%   -8.80%   -5.57%
Janus Aspen Series
  Growth Subaccount                            9/13/93   -27.24%  -22.86%   -2.56%    5.72%
  International Growth Subaccount               5/2/94   -26.32%  -22.45%   -0.47%    6.84%
MFS Variable Insurance Trust
  Emerging Growth Subaccount                   7/24/95   -34.42%  -29.92%   -4.38%    3.57%
  Research Subaccount                          7/24/95   -25.29%  -18.11%   -3.80%    3.49%
PIMCO Advisors VIT
  OpCap Managed Subaccount                      8/1/88   -17.70%   -5.57%   -1.47%    8.28%
  OpCap Small Cap Subaccount                    8/1/88   -22.41%    5.90%    0.79%    6.90%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount                    3/31/94   -13.98%   -1.08%    1.43%    9.93%
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount              3/31/94   -19.10%  -20.26%   -5.16%   -0.18%

--------
Note 1: This table assumes no deferred sales charges, and further assumes hypothetically that each subaccount was invested in the fund from the inception date of the fund.

Table 3 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/02. The rates of return thus reflect the mortality and expense risk fee, the maximum administrative fee, the withdrawal charge and a pro rata portion of the annual account charge. The performance shown below is only for the Small Plan Contract.

                                    TABLE 3
                            SUBACCOUNT STANDARDIZED
                          AVERAGE ANNUAL TOTAL RETURN

                                                                               Date
                                                                            Small Plan  One Year Three Years
                                                                             Contract    Ended      Ended    10/19/98-
Fund Portfolio                                                              Established 12/31/02  12/31/02   12/31/02
----------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount                                           10/19/98   -15.32%     -6.45%     4.44%
  Diversified Bond Subaccount                                                10/19/98     0.34%      5.33%     5.37%
  Equity Subaccount                                                          10/19/98   -28.42%    -13.25%     6.39%
  Flexible Managed Subaccount                                                10/19/98   -18.96%     -9.25%     4.69%
  Global Subaccount                                                          10/19/98   -31.05%    -22.83%     5.19%
  Government Income Subaccount                                               10/19/98     5.68%      8.75%     6.19%
  High Yield Bond Subaccount                                                 10/19/98    -4.88%     -4.80%     3.71%
  Jennison Subaccount                                                        10/19/98   -37.11%    -25.70%     5.55%
  Money Market Subaccount                                                    10/19/98    -4.97%      1.46%     2.99%
  Prudential Value Subaccount                                                10/19/98   -28.19%     -6.65%     7.63%
  Stock Index Subaccount                                                     10/19/98   -28.68%    -17.86%     7.59%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount                                            10/19/98   -21.69%    -20.40%     6.45%
  AIM V.I. Premier Equity Subaccount                                         10/19/98   -36.13%    -22.19%     6.53%
Credit Suisse Trust
  Global Post-Venture Capital Subaccount                                     10/19/98   -39.94%    -30.39%    -5.76%
Janus Aspen Series
  Growth Subaccount                                                          10/19/98   -32.46%    -24.87%     5.46%
  International Growth Subaccount                                            10/19/98   -31.47%    -24.32%     6.62%
MFS Variable Insurance Trust
  Emerging Growth Subaccount                                                 10/19/98   -39.59%    -32.26%     3.33%
  Research Subaccount                                                        10/19/98   -30.44%    -19.82%     3.28%
PIMCO Advisors VIT
  OpCap Managed Subaccount                                                   10/19/98   -22.96%     -7.01%     8.02%
  OpCap Small Cap Subaccount                                                 10/19/98   -27.57%      4.79%     6.68%
T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount                10/19/98   -19.20%     -2.37%     9.68%
  T. Rowe Price International Series, Inc., International Stock Subaccount   10/19/98   -24.26%    -22.03%    -0.38%

Table 4 below shows average annual total return on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to effect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the maximum administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge. The performance shown in Table 5 below is only for the Small Plan Contract.

                                    TABLE 4
                          SUBACCOUNT NON-STANDARDIZED
                          AVERAGE ANNUAL TOTAL RETURN
                            ASSUMING NO WITHDRAWAL

                             SMALL PLAN CONTRACTS

                                                         One Year Three Years Five Years Ten Years
                                              Date Fund   Ended      Ended      Ended      Ended
Fund Portfolio                               Established 12/31/02  12/31/02    12/31/02  12/31/02
--------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount             5/13/83   -10.06%     -5.03%     -0.06%     4.62%
  Diversified Bond Subaccount                  5/13/83     5.80%      6.63%      4.71%     5.65%
  Equity Subaccount                            5/13/83   -23.26%    -11.74%     -3.76%     6.48%
  Flexible Managed Subaccount                  5/13/83   -13.77%     -7.84%     -1.92%     4.81%
  Global Subaccount                            9/19/88   -26.03%    -21.17%     -2.38%     5.20%
  Government Income Subaccount                  5/1/89    10.72%      9.62%      6.43%     6.21%
  High Yield Bond Subaccount                   2/23/87     0.29%     -3.53%     -2.19%     3.84%
  Jennison Subaccount                           5/1/95   -31.77%    -23.35%     -3.00%     5.79%
  Money Market Subaccount                      5/13/83     0.32%      2.69%      3.19%     3.21%
  Prudential Value Subaccount                  2/19/88   -22.89%     -5.19%     -1.79%     7.78%
  Stock Index Subaccount                      10/19/87   -23.12%    -15.62%     -1.92%     7.88%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount               5/2/94   -16.58%    -18.70%     -2.11%     6.51%
  AIM V.I. Premier Equity Subaccount            5/5/93   -31.09%    -20.50%     -3.35%     6.55%
Credit Suisse Trust
  Global Post-Venture Capital Subaccount       9/30/96   -34.94%    -28.39%     -8.98%    -5.76%
Janus Aspen Series
  Growth Subaccount                            9/13/93   -27.38%    -23.01%     -2.75%     5.51%
  International Growth Subaccount               5/2/94   -26.47%    -22.60%     -0.67%     6.62%
MFS Variable Insurance Trust
  Emerging Growth Subaccount                   7/24/95   -34.55%    -30.06%     -4.57%     3.37%
  Research Subaccount                          7/24/95   -25.43%    -18.28%     -3.99%     3.29%
PIMCO Advisors VIT
  OpCap Managed Subaccount                      8/1/88   -17.87%     -5.76%     -1.67%     8.07%
  OpCap Small Cap Subaccount                    8/1/88   -22.57%      5.69%      0.59%     6.68%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount                    3/31/94   -14.15%     -1.28%      1.23%     9.71%
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount              3/31/94   -19.26%    -20.42%     -5.34%    -0.38%

--------
Note 1: This table assumes no deferred sales charges, and further assumes hypothetically that each subaccount invested in the corresponding fund since the inception date of the fund.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Group Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.63% and -0.63%, respectively, with respect to Contracts other than the Small Plan Contract. The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.13% and -0.13%, respectively, with respect to the Small Plan Contract.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1) 365/7 -1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Russell 3000 Growth Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                     DIRECTORS AND OFFICERS OF PRUDENTIAL
                            DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also the director of Bausch & Lomb, Inc. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2003). Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. President and Chief Financial Officer of Ford Automotive Group, since 2002. Mr. Gilmour is also the director of Whirlpool Corporation, and DTE Energy Company. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2003). Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also the director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 61.
Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON--Director since 1991 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman of The Hampshire Company since 1976. Mr. Hanson is also the director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 66. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER--Director since 1997 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Compensation Committee. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also the director of Dana Corporation. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, at The Brookings Institute since 1993. Ms. Horner is also the director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 61.
Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2003). Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee. Chemical Bank Chairman's Professor of Economics, Princeton University, since 1988. Professor Malkiel is also the director of BKF Capital. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2003). Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of the Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2003). Chairman, Executive Committee; Chairman, Compensation Committee Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Mr. Thomson is also the director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2003). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2003). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also the director of Jersey Central Power & Light Company. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

                              PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2003). Mr. Ryan is also the director of Regeneron Pharmaceuticals. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA--Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since 2002. Executive Vice President from 2000 to 2002. Senior Vice President From January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, Ms. Banta was an independent consultant until 1999. Age 52. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER--Vice Chairman, Financial Management of The Prudential Insurance Company of America, in 2002. Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, since 1995. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN--Executive Vice President of The Prudential Insurance Company of America since 1997. Age 56. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of Prudential since 1997. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000. Vice President and Treasurer from 1995 to 2000. Age 46. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN--Senior Vice President and General Counsel of The Prudential Insurance Company of America since 1998. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL--Senior Vice President and Controller of The Prudential Insurance Company of America since 2000. Vice President and Controller from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR--Senior Vice President of The Prudential Insurance Company of America since June 2002. Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON--Vice President and Secretary of The Prudential Insurance Company of America since 2002. Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Age
48. Address: 751 Broad Street, Newark, NJ 07102-3777.

                             SALE OF THE CONTRACTS

Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential Financial, offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2002, 2001 and 2000, $1,000,475, $1,592,445 and $1,170,407 was paid to PIMS for its services as principal underwriter. During 2002, 2001 and 2000, PIMS retained $-0- of those commissions. As described in the prospectus, dealers that are not affiliated with Prudential also may be paid commissions for selling the Contracts.

                                    EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                             FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Discovery Account.

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
For the year ended December 31, 2002

                                                                                   SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------
                                                             PRUDENTIAL    PRUDENTIAL   PRUDENTIAL    PRUDENTIAL
                                                                MONEY     DIVERSIFIED   GOVERNMENT   CONSERVATIVE
                                                               MARKET         BOND        INCOME       BALANCED
                                                              PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                             ----------   -----------   ----------   ------------
ASSETS
  Investment in the portfolios, at values ................   $3,839,582    $5,058,854   $5,279,828    $3,387,715
  (Payable to)/Receivable from The Prudential Insurance
     Company of America ..................................       (4,938)       (5,022)      (5,390)       (4,230)
                                                             ----------    ----------   ----------    ----------
  Net Assets .............................................   $3,834,644    $5,053,832   $5,274,438    $3,383,485
                                                             ==========    ==========   ==========    ==========

NET ASSETS, representing:
  Accumulation units of other than Small Plan
     Contracts ...........................................   $3,637,005    $5,006,172   $5,273,345    $3,383,410
  Accumulation units of Small Plan Contracts .............      197,639        47,660        1,093            75
                                                             ----------    ----------   ----------    ----------
                                                             $3,834,644    $5,053,832   $5,274,438    $3,383,485
                                                             ==========    ==========   ==========    ==========

  Units outstanding ......................................      321,798       394,332      371,756       334,837
                                                             ==========    ==========   ==========    ==========

  Portfolio shares held ..................................      383,958       467,547      422,386       272,543
  Portfolio net asset value per share ....................   $    10.00    $    10.82   $    12.50    $    12.43
  Investment in portfolio shares, at cost ................   $3,839,582    $5,148,677   $5,174,915    $3,643,081

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                  SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------
                                                             PRUDENTIAL    PRUDENTIAL   PRUDENTIAL    PRUDENTIAL
                                                                MONEY     DIVERSIFIED   GOVERNMENT   CONSERVATIVE
                                                               MARKET         BOND        INCOME       BALANCED
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                             ----------   -----------   ----------   ------------
INVESTMENT INCOME
  Dividend income ........................................     $56,570     $ 503,380      $247,552     $       0
                                                               -------     ---------      --------     ---------

EXPENSES

  Charges for administration, mortality
     and expense risk ....................................      36,189        43,924        30,271        35,063
                                                               -------     ---------      --------     ---------

NET INVESTMENT INCOME (LOSS) .............................      20,381       459,456       217,281       (35,063)
                                                               -------     ---------      --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ...................           0             0        14,124         9,536
  Realized gain (loss) on shares redeemed ................           0       (83,222)      (14,136)      (96,706)
  Net change in unrealized gain (loss) on investments ....           0       (89,823)      104,913      (255,366)
                                                               -------     ---------      --------     ---------

NET GAIN (LOSS) ON INVESTMENTS ...........................           0      (173,045)      104,901      (342,536)
                                                               -------     ---------      --------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................     $20,381     $ 286,411      $322,182     $(377,599)
                                                               =======     =========      ========     =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1


                             SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
 FLEXIBLE    HIGH YIELD      STOCK      PRUDENTIAL   PRUDENTIAL     PRUDENTIAL   PRUDENTIAL
  MANAGED       BOND         INDEX         VALUE       EQUITY        JENNISON      GLOBAL
 PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
----------   ----------   -----------   ----------   -----------   -----------   ----------
$3,848,195   $1,457,391   $16,961,980   $2,943,576   $12,364,440   $12,772,147   $2,326,535
    (5,083)        (986)       (9,531)      (2,598)       (9,804)       (5,843)      (1,790)
----------   ----------   -----------   ----------   -----------   -----------   ----------
$3,843,112   $1,456,405   $16,952,449   $2,940,978   $12,354,636   $12,766,304   $2,324,745
==========   ==========   ===========   ==========   ===========   ===========   ==========
$3,841,360   $1,449,988   $16,849,764   $2,928,762   $12,335,059   $12,750,793   $2,311,005
     1,752        6,417       102,685       12,216        19,577        15,511       13,740
----------   ----------   -----------   ----------   -----------   -----------   ----------
$3,843,112   $1,456,405   $16,952,449   $2,940,978   $12,354,636   $12,766,304   $2,324,745
==========   ==========   ===========   ==========   ===========   ===========   ==========
   419,428      155,042     1,788,547      303,860     1,463,887     1,489,322      290,085
==========   ==========   ===========   ==========   ===========   ===========   ==========
   306,629      317,514       704,109      214,078       785,044       998,604      204,981
$    12.55   $     4.59   $     24.09   $    13.75   $     15.75   $     12.79   $    11.35
$4,397,725   $1,542,322   $21,327,113   $3,818,684   $15,026,685   $17,387,524   $2,485,258

                             SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
PRUDENTIAL   PRUDENTIAL    PRUDENTIAL
 FLEXIBLE    HIGH YIELD      STOCK      PRUDENTIAL    PRUDENTIAL    PRUDENTIAL   PRUDENTIAL
  MANAGED       BOND         INDEX         VALUE        EQUITY       JENNISON      GLOBAL
 PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
----------   ----------   -----------   ----------   -----------   -----------   ----------
 $ 120,926    $ 214,114   $   259,098    $  46,927   $   136,821   $    33,045    $  29,403
 ---------    ---------   -----------    ---------   -----------   -----------    ---------
    39,595       11,200       177,164       28,568       144,049       130,961       26,638
 ---------    ---------   -----------    ---------   -----------   -----------    ---------
    81,331      202,914        81,934       18,359        (7,228)      (97,916)       2,765
 ---------    ---------   -----------    ---------   -----------   -----------    ---------
         0            0       144,670            0             0             0            0
  (125,859)    (102,295)     (719,857)    (113,898)   (1,265,043)     (655,983)    (673,052)
  (549,530)     (84,931)   (4,365,133)    (674,668)   (2,662,245)   (4,615,377)    (158,723)
 ---------    ---------   -----------    ---------   -----------   -----------    ---------
  (675,389)    (187,226)   (4,940,320)    (788,566)   (3,927,288)   (5,271,360)    (831,775)
 ---------    ---------   -----------    ---------   -----------   -----------    ---------
 $(594,058)   $  15,688   $(4,858,386)   $(770,207)  $(3,934,516)  $(5,369,276)   $(829,010)
 =========    =========   ===========    =========   ===========   ===========    =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
----------------------------------------------------------------------------------------------------------------------

                                                                                                          JANUS ASPEN
                                                                 AIM V.I.      AIM V.I.    JANUS ASPEN   INTERNATIONAL
                                                                  CORE         PREMIER        GROWTH         GROWTH
                                                               EQUITY FUND   EQUITY FUND    PORTFOLIO      PORTFOLIO
                                                               -----------   -----------   -----------   -------------
ASSETS
   Investment in the portfolios, at values .................    $6,243,969    $6,288,782   $12,927,343    $ 8,543,852
   (Payable to)/Receivable from The Prudential Insurance
      Company of America ...................................        (6,809)       (5,417)       (7,913)        (4,141)
                                                                ----------    ----------   -----------    -----------
   Net Assets ..............................................    $6,237,160    $6,283,365   $12,919,430    $ 8,539,711
                                                                ==========    ==========   ===========    ===========

NET ASSETS, representing:
   Accumulation units of other than Small Plan
      Contracts ............................................    $6,231,398    $6,252,145   $12,897,022    $ 8,523,638
   Accumulation units of Small Plan Contracts ..............         5,762        31,220        22,408         16,073
                                                                ----------    ----------   -----------    -----------
                                                                $6,237,160    $6,283,365   $12,919,430    $ 8,539,711
                                                                ==========    ==========   ===========    ===========

   Units outstanding .......................................       701,076       745,118     1,480,180        925,072
                                                                ==========    ==========   ===========    ===========

   Portfolio shares held ...................................       367,508       387,718       884,828        493,864
   Portfolio net asset value per share .....................    $    16.99    $    16.22   $     14.61    $     17.30
   Investment in portfolio shares, at cost .................    $9,248,945    $8,478,055   $22,478,565    $12,276,489

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                                                                      JANUS ASPEN
                                                            AIM V.I.       AIM V.I.    JANUS ASPEN   INTERNATIONAL
                                                              CORE         PREMIER        GROWTH        GROWTH
                                                           EQUITY FUND   EQUITY FUND    PORTFOLIO      PORTFOLIO
                                                           -----------   -----------   -----------   -------------
INVESTMENT INCOME
   Dividend income .....................................   $    22,808   $    28,647   $         0    $    84,872
                                                           -----------   -----------   -----------    -----------

EXPENSES
   Charges for administration, mortality
      and expense risk .................................        63,849        65,870       139,721         87,840
                                                           -----------   -----------   -----------    -----------

NET INVESTMENT INCOME (LOSS) ...........................       (41,041)      (37,223)     (139,721)        (2,968)
                                                           -----------   -----------   -----------    -----------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
   Capital gains distributions received ................             0             0             0              0
   Realized gain (loss) on shares redeemed..............      (548,011)     (454,192)   (1,653,704)    (2,499,922)
   Net change in unrealized gain (loss) on investments..      (630,855)   (2,189,273)   (2,926,022)      (317,633)
                                                           -----------   -----------   -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..........................    (1,178,866)   (2,643,465)   (4,579,726)    (2,817,555)
                                                           -----------   -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................   $(1,219,907)  $(2,680,688)  $(4,719,447)   $(2,820,523)
                                                           ===========   ===========   ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                                             CREDIT SUISSE
   MFS                        OCC              OCC          T. ROWE PRICE   T. ROWE PRICE       GLOBAL
 EMERGING       MFS       ACCUMULATION     ACCUMULATION         EQUITY       INTERNATIONAL    POST-VENTURE
  GROWTH     RESEARCH     TRUST MANAGED   TRUST SMALL CAP       INCOME           STOCK           CAPITAL
  SERIES     PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
----------   ----------   -------------   ---------------   -------------   --------------   ------------
$6,328,848   $1,549,784     $1,835,191       $4,737,874       $7,340,650       $605,529       $2,273,950
    (3,550)      (1,272)        (2,789)          (3,310)          (5,209)         1,350             (968)
----------   ----------     ----------       ----------       ----------       --------       ----------
$6,325,298   $1,548,512     $1,832,402       $4,734,564       $7,335,441       $606,879       $2,272,982
==========   ==========     ==========       ==========       ==========       ========       ==========
$6,281,946   $1,543,778     $1,826,641       $4,731,421       $7,331,009       $598,786       $2,257,951
    43,352        4,734          5,761            3,143            4,432          8,093           15,031
----------   ----------     ----------       ----------       ----------       --------       ----------
$6,325,298   $1,548,512     $1,832,402       $4,734,564       $7,335,441       $606,879       $2,272,982
==========   ==========     ==========       ==========       ==========       ========       ==========
   793,832      194,095        194,470          445,120          647,047         88,578          356,543
==========   ==========     ==========       ==========       ==========       ========       ==========
   531,389      143,765         56,002          220,161          448,695         65,392          355,305
$    11.91   $    10.78     $    32.77       $    21.52       $    16.36       $   9.26       $     6.40
$8,504,662   $2,398,653     $2,201,578       $5,961,409       $8,186,341       $593,677       $4,189,339

                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                                                                             CREDIT SUISSE
     MFS                      OCC              OCC          T. ROWE PRICE   T. ROWE PRICE       GLOBAL
  EMERGING       MFS      ACCUMULATION     ACCUMULATION         EQUITY       INTERNATIONAL   POST-VENTURE
   GROWTH     RESEARCH    TRUST MANAGED   TRUST SMALL CAP       INCOME           STOCK          CAPITAL
   SERIES     PORTFOLIO     PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------   ---------   -------------   ---------------   -------------   --------------   -------------
$         0   $   4,446     $  32,589       $     2,503      $   110,615       $   6,393      $         0
-----------   ---------     ---------       -----------      -----------       ---------      -----------
     65,831      16,421        17,648            41,601           56,618           5,549           21,772
-----------   ---------     ---------       -----------      -----------       ---------      -----------
    (65,831)    (11,975)       14,941           (39,098)          53,997             844          (21,772)
-----------   ---------     ---------       -----------      -----------       ---------      -----------
          0           0             0           543,361            5,717             639                0
   (784,491)   (205,263)      (58,133)         (150,295)         (88,837)       (112,712)        (229,736)
 (2,175,814)   (301,790)     (333,996)       (1,629,071)        (930,280)         (9,412)        (769,960)
-----------   ---------     ---------       -----------      -----------       ---------      -----------
 (2,960,305)   (507,053)     (392,128)       (1,236,006)      (1,013,399)       (121,485)        (999,695)
-----------   ---------     ---------       -----------      -----------       ---------      -----------
$(3,026,136)  $(519,028)    $(377,187)      $(1,275,104)     $  (959,402)      $(120,641)     $(1,021,467)
===========   =========     =========       ===========      ===========       =========      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                    PRUDENTIAL                 PRUDENTIAL
                                                                   MONEY MARKET             DIVERSIFIED BOND
                                                                     PORTFOLIO                  PORTFOLIO
                                                             -------------------------   -----------------------
                                                                 2002          2001*        2002         2001*
                                                             -----------   -----------   ----------   ----------
OPERATIONS
   Net Investment income (loss) ..........................   $    20,381   $    90,767   $  459,456   $  156,490
   Capital gains distributions received ..................             0             0            0            0
   Realized gain (loss) on shares redeemed ...............             0             0      (83,222)      (8,330)
   Net change in unrealized gain (loss) on investments ...             0             0      (89,823)     (38,813)
                                                             -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............................        20,381        90,767      286,411      109,347
                                                             -----------   -----------   ----------   ----------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ...........................     6,508,801     8,205,260    2,483,790    2,331,576
   Withdrawal and other charges ..........................    (5,821,447)   (8,077,158)  (1,402,258)    (586,865)
   Annual account charges deducted from
      Participants' accumulation accounts ................       (13,867)       (5,831)      (8,983)      (6,241)
                                                             -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ....................................       673,487       122,271    1,072,549    1,738,470
                                                             -----------   -----------   ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       693,868       213,038    1,358,960    1,847,817

NET ASSETS
   Beginning of year, as previously reported..............     3,140,776     2,931,298    3,694,872    2,099,890
   Adjustment (Note 11) ..................................             0        (3,560)           0     (252,835)
                                                             -----------   -----------   ----------   ----------
   Beginning of year, as restated ........................     3,140,776     2,927,738    3,694,872    1,847,055
                                                             -----------   -----------   ----------   ----------
   End of year ...........................................   $ 3,834,644   $ 3,140,776   $5,053,832   $3,694,872
                                                             ===========   ===========   ==========   ==========

   Beginning units, as previously reported................       264,985       254,772      305,789      183,455
   Adjustment (Note 11) ..................................             0          (301)           0      (21,508)
                                                             -----------   -----------   ----------   ----------
   Beginning units, as restated ..........................       264,985       254,471      305,789      161,947
                                                             -----------   -----------   ----------   ----------
   Units issued ..........................................       547,740       701,508      202,970      193,470
   Units redeemed ........................................      (490,927)     (690,994)    (114,427)     (49,628)
                                                             -----------   -----------   ----------   ----------
   Ending units ..........................................       321,798       264,985      394,332      305,789
                                                             ===========   ===========   ==========   ==========

* As restated - see Note 11

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
        PRUDENTIAL                 PRUDENTIAL                 PRUDENTIAL              PRUDENTIAL
    GOVERNMENT INCOME        CONSERVATIVE BALANCED        FLEXIBLE MANAGED          HIGH YIELD BOND
        PORTFOLIO                  PORTFOLIO                  PORTFOLIO                PORTFOLIO
-------------------------   -----------------------   -----------------------   ----------------------
    2002         2001*         2002         2001*         2002        2001*         2002       2001*
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
$   217,281   $    79,758   $  (35,063)  $   92,577   $   81,331   $  121,940   $  202,914   $  97,903
     14,124             0        9,536       41,478            0       58,940            0           0
    (14,136)       (7,334)     (96,706)     (37,207)    (125,859)     (52,529)    (102,295)    (77,566)
    104,913        18,745     (255,366)    (200,547)    (549,530)    (404,248)     (84,931)    (38,089)
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
    322,182        91,169     (377,599)    (103,699)    (594,058)    (275,897)      15,688     (17,752)
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
  4,303,357     1,466,796      861,629      887,096      921,006    1,059,849      801,979     705,805
 (1,232,006)     (575,996)    (752,622)    (644,564)    (671,715)    (617,775)    (294,348)   (386,604)
     (1,303)         (544)      (3,441)      (3,284)      (2,921)      (2,200)      (2,810)     (2,350)
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
  3,070,048       890,256      105,566      239,248      246,370      439,874      504,821     316,851
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
  3,392,230       981,425     (272,033)     135,549     (347,688)     163,977      520,509     299,099
  1,882,208     1,070,842    3,655,518    3,758,956    4,190,800    4,672,590      935,896     636,797
          0      (170,059)           0     (238,987)           0     (645,767)           0           0
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
  1,882,208       900,783    3,655,518    3,519,969    4,190,800    4,026,823      935,896     636,797
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
$ 5,274,438   $ 1,882,208   $3,383,485   $3,655,518   $3,843,112   $4,190,800   $1,456,405   $ 935,896
===========   ===========   ==========   ==========   ==========   ==========   ==========   =========
    147,261        89,259      326,094      324,691      395,213      409,815      100,266      67,271
          0       (13,820)           0      (20,070)           0      (55,186)           0           0
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
    147,261        75,439      326,094      304,621      395,213      354,629      100,266      67,271
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
    315,642       118,539       81,136       78,877       93,449       98,441       87,120      73,373
    (91,147)      (46,717)     (72,393)     (57,404)     (69,234)     (57,857)     (32,344)    (40,378)
-----------   -----------   ----------   ----------   ----------   ----------   ----------   ---------
    371,756       147,261      334,837      326,094      419,428      395,213      155,042     100,266
===========   ===========   ==========   ==========   ==========   ==========   ==========   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                    SUBACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                                                        PRUDENTIAL                 PRUDENTIAL
                                                                       STOCK INDEX                   VALUE
                                                                        PORTFOLIO                  PORTFOLIO
                                                                -------------------------   -----------------------
                                                                    2002         2001 *        2002         2001
                                                                -----------   -----------   ----------   ----------
OPERATIONS
   Net Investment income (loss) .............................   $    81,934   $    20,338   $   18,359   $   15,654
   Capital gains distributions received .....................       144,670     1,161,380            0      245,570
   Realized gain (loss) on shares redeemed ..................      (719,857)     (213,741)    (113,898)     (34,057)
   Net change in unrealized gain (loss) on investments ......    (4,365,133)   (3,567,631)    (674,668)    (293,964)
                                                                -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...............................................    (4,858,386)   (2,599,654)    (770,207)     (66,797)
                                                                -----------   -----------   ----------   ----------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ..............................     5,039,882     5,812,148    1,352,050    1,488,678
   Withdrawal and other charges .............................    (3,063,293)   (2,546,899)    (617,550)    (522,676)
   Annual account charges deducted from Participants'
   accumulation accounts ....................................        (8,182)       (6,817)      (4,429)      (3,395)
                                                                -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................................     1,968,407     3,258,432      730,071      962,607
                                                                -----------   -----------   ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .....................    (2,889,979)      658,778      (40,136)     895,810

NET ASSETS
   Beginning of year, as previously reported ................    19,842,428    21,251,434    2,981,114    2,085,304
   Adjustment (Note 11) .....................................             0    (2,067,784)           0            0
                                                                -----------   -----------   ----------   ----------
   Beginning of year, as restated ...........................    19,842,428    19,183,650    2,981,114    2,085,304
                                                                -----------   -----------   ----------   ----------
   End of year ..............................................   $16,952,449   $19,842,428   $2,940,978   $2,981,114
                                                                ===========   ===========   ==========   ==========
   Beginning units, as previously reported ..................     1,614,193     1,503,848      238,018      161,444
   Adjustment (Note 11) .....................................             0      (142,665)           0            0
                                                                -----------   -----------   ----------   ----------
   Beginning units, as restated .............................     1,614,193     1,361,183      238,018      161,444
                                                                -----------   -----------   ----------   ----------
   Units issued .............................................       467,591       453,458      123,785      118,579
   Units redeemed ...........................................      (293,237)     (200,448)     (57,943)     (42,005)
                                                                -----------   -----------   ----------   ----------
   Ending units .............................................     1,788,547     1,614,193      303,860      238,018
                                                                ===========   ===========   ==========   ==========

*    As restated - see Note 11

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                             SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
        PRUDENTIAL                  PRUDENTIAL                 PRUDENTIAL                   AIM V.I.
          EQUITY                     JENNISON                    GLOBAL                       CORE
        PORTFOLIO                   PORTFOLIO                   PORTFOLIO                 EQUITY FUND
-------------------------   -------------------------   ------------------------   -------------------------
    2002         2001 *         2002         2001 *        2002         2001 *         2002          2001
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
$    (7,228)  $   (19,206)  $   (97,916)  $  (114,372)  $    2,765   $   (20,486)  $   (41,041)  $   (62,479)
          0       897,642             0       140,738            0       740,436             0             0
 (1,265,043)     (506,159)     (655,983)     (391,734)    (673,052)     (238,168)     (548,011)     (235,903)
 (2,662,245)   (2,612,988)   (4,615,377)   (2,553,547)    (158,723)   (1,158,392)     (630,855)   (1,605,369)
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
 (3,934,516)   (2,240,711)   (5,369,276)   (2,918,915)    (829,010)     (676,610)   (1,219,907)   (1,903,751)
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
  1,964,727     3,161,084     5,471,644     6,176,578      827,743       772,546     1,789,216     2,829,702
 (2,592,888)   (2,186,953)   (2,485,564)   (2,245,857)    (786,504)     (570,933)   (1,330,530)   (1,019,879)
     (2,181)       (1,955)       (7,350)       (4,941)        (286)         (187)       (3,458)       (2,479)
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
   (630,342)      972,176     2,978,730     3,925,780       40,953       201,426       455,228     1,807,344
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
 (4,564,858)   (1,268,535)   (2,390,546)    1,006,865     (788,057)     (475,184)     (764,679)      (96,407)
 16,919,494    19,951,042    15,156,850    14,762,062    3,112,802     3,939,341     7,001,839     7,098,246
          0    (1,763,013)            0      (612,077)           0      (351,355)            0             0
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
 16,919,494    18,188,029    15,156,850    14,149,985    3,112,802     3,587,986     7,001,839     7,098,246
------------  -----------   -----------   -----------   ----------   -----------   -----------   -----------
$12,354,636   $16,919,494   $12,766,304   $15,156,850   $2,324,745   $3,112,802    $ 6,237,160   $ 7,001,839
============  ===========   ===========   ===========   ==========   ===========   ===========   ===========
  1,541,483     1,594,169     1,209,648       952,845      287,888       296,315       658,078       509,942
          0      (137,058)            0       (38,437)           0       (25,716)            0             0
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
  1,541,483     1,457,111     1,209,648       914,408      287,888       270,599       658,078       509,942
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
    201,458       276,807       530,706       467,333       94,897        65,831       184,036       240,290
   (279,054)     (192,435)     (251,032)     (172,093)     (92,700)      (48,542)     (141,038)      (92,154)
-----------   -----------   -----------   -----------   ----------   -----------   -----------   -----------
  1,463,887     1,541,483     1,489,322     1,209,648      290,085       287,888       701,076       658,078
===========   ===========   ===========   ===========   ==========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                              SUBACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                                                       AIM V.I.
                                                                       PREMIER                JANUS ASPEN GROWTH
                                                                     EQUITY FUND                  PORTFOLIO
                                                              -------------------------   -------------------------
                                                                  2002         2001 *         2002          2001
                                                              -----------   -----------   -----------   -----------
OPERATIONS
   Net Investment income (loss) ...........................   $   (37,223)  $   (66,648)  $  (139,721)  $  (134,135)
   Capital gains distributions received ...................             0       195,073             0        32,703
   Realized gain (loss) on shares redeemed ................      (454,192)     (152,583)   (1,653,704)     (590,659)
   Net change in unrealized gain (loss) on investments         (2,189,273)   (1,084,022)   (2,926,022)   (4,206,651)
                                                              -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .............................................    (2,680,688)   (1,108,180)   (4,719,447)   (4,898,742)
                                                              -----------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............................     2,135,462     2,841,565     4,529,719     6,950,683
   Withdrawal and other charges ...........................    (1,386,903)   (1,068,882)   (3,504,118)   (3,028,113)
   Annual account charges deducted from
     Participants' accumulation accounts ..................        (1,427)         (751)       (1,742)       (1,146)
                                                              -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .....................................       747,132     1,771,932     1,023,859     3,921,424
                                                              -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................    (1,933,556)      663,752    (3,695,588)     (977,318)

NET ASSETS
   Beginning of year, as previously reported ..............     8,216,921     7,656,491    16,615,018    17,592,336
   Adjustment (Note 11) ...................................             0      (103,322)            0             0
                                                              -----------   -----------   -----------   -----------
   Beginning of year, as restated .........................     8,216,921     7,553,169    16,615,018    17,592,336
                                                              -----------   -----------   -----------   -----------
   End of year ............................................   $ 6,283,365   $ 8,216,921   $12,919,430   $16,615,018
                                                              ===========   ===========   ===========   ===========
   Beginning units, as previously reported ................       672,993       542,848     1,385,789     1,094,683
   Adjustment (Note 11) ...................................             0        (7,123)            0             0
                                                              -----------   -----------   -----------   -----------
   Beginning units, as restated ...........................       672,993       535,725     1,385,789     1,094,683
                                                              -----------   -----------   -----------   -----------
   Units issued ...........................................       215,501       220,634       440,623       512,829
   Units redeemed .........................................      (143,376)      (83,366)     (346,233)     (221,723)
                                                              -----------   -----------   -----------   -----------
   Ending units ...........................................       745,118       672,993     1,480,180     1,385,789
                                                              ===========   ===========   ===========   ===========

* As restated - see Note 11

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
        JANUS ASPEN                    MFS                                            OCC ACCUMULATION
   INTERNATIONAL GROWTH          EMERGING GROWTH              MFS RESEARCH              TRUST MANAGED
         PORTFOLIO                   SERIES                     PORTFOLIO                 PORTFOLIO
-------------------------   -------------------------   -----------------------   -----------------------
    2002          2001          2002         2001 *         2002        2001         2002          2001
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
$    (2,968)  $    11,457   $   (65,831)  $   (77,358)  $  (11,975)  $  (16,599)  $   14,941   $   12,015
          0             0             0       540,138            0      232,050            0            0
 (2,499,922)     (307,295)     (784,491)     (491,492)    (205,263)    (122,173)     (58,133)      (7,160)
   (317,633)   (2,317,321)   (2,175,814)   (3,490,598)    (301,790)    (543,567)    (333,996)     (95,395)
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
 (2,820,523)   (2,613,159)   (3,026,136)   (3,519,310)    (519,028)    (450,289)    (377,187)     (90,540)
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
  5,206,614     3,858,493     2,458,247     3,922,784      561,047    1,005,922      918,353    1,215,195
 (3,747,811)   (1,489,533)   (1,466,622)   (1,635,080)    (345,123)    (361,011)    (522,985)    (270,753)
       (727)         (286)         (821)         (569)        (177)        (125)      (1,926)      (1,454)
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
  1,458,076     2,368,674       990,804     2,287,135      215,747      644,786      393,442      942,988
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
 (1,362,447)     (244,485)   (2,035,332)   (1,232,175)    (303,281)     194,497       16,254      852,448
  9,902,158    10,146,643     8,360,630     9,970,245    1,851,793    1,657,296    1,816,148      963,700
          0             0             0      (377,440)           0            0            0            0
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
  9,902,158    10,146,643     8,360,630     9,592,805    1,851,793    1,657,296    1,816,148      963,700
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
$ 8,539,711   $ 9,902,158   $ 6,325,298   $ 8,360,630   $1,548,512   $1,851,793   $1,832,402   $1,816,148
===========   ===========   ===========   ===========   ==========   ==========   ==========   ==========
    790,760       616,098       688,401       540,221      173,500      121,122      158,690       79,339
          0             0             0       (19,904)           0            0            0            0
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    790,760       616,098       688,401       520,317      173,500      121,122      158,690       79,339
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    483,567       282,893       259,390       284,799       60,192       84,451       87,078      102,356
   (349,255)     (108,231)     (153,959)     (116,715)     (39,597)     (32,073)     (51,298)     (23,005)
-----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    925,072       790,760       793,832       688,401      194,095      173,500      194,470      158,690
===========   ===========   ===========   ===========   ==========   ==========   ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                           FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                                       SUBACCOUNTS
                                                              -----------------------------------------------------
                                                                   OCC ACCUMULATION             T. ROWE PRICE
                                                                   TRUST SMALL CAP              EQUITY INCOME
                                                                       PORTFOLIO                  PORTFOLIO
                                                              -------------------------   -------------------------
                                                                  2002          2001          2002          2001
                                                              -----------   -----------   -----------   -----------
OPERATIONS
   Net Investment income (loss) ...........................   $   (39,098)  $    (8,255)  $    53,997   $    18,361
   Capital gains distributions received ...................       543,361       105,239         5,717        61,542
   Realized gain (loss) on shares redeemed ................      (150,295)      (85,071)      (88,837)       (8,780)
   Net change in unrealized gain (loss) on investments.....    (1,629,071)      158,712      (930,280)      (24,369)
                                                              -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................    (1,275,104)      170,625      (959,402)       46,754
                                                              -----------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............................     3,849,653     3,377,864     5,155,969     3,042,572
   Withdrawal and other charges ...........................    (1,282,796)   (1,267,303)   (1,248,682)     (483,262)
   Annual account charges deducted from
     Participants' accumulation accounts ..................          (270)          (75)       (1,084)         (689)
                                                              -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .....................................     2,566,587     2,110,486     3,906,203     2,558,621
                                                              -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     1,291,483     2,281,111     2,946,801     2,605,375

NET ASSETS
   Beginning of year, as previously reported ..............     3,443,081     1,161,970     4,388,640     1,783,265
   Adjustment (Note 11) ...................................             0             0             0             0
                                                              -----------   -----------   -----------   -----------
   Beginning of Year, as restated .........................     3,443,081     1,161,970     4,388,640     1,783,265
                                                              -----------   -----------   -----------   -----------
   End of year ............................................   $ 4,734,564   $ 3,443,081   $ 7,335,441   $ 4,388,640
                                                              ===========   ===========   ===========   ===========
   Beginning units, as previously reported ................       251,418        91,093       333,385       136,217
   Adjustment (Note 11) ...................................             0             0             0             0
                                                              -----------   -----------   -----------   -----------
   Beginning Units, as restated ...........................       251,418        91,093       333,385       136,217
                                                              -----------   -----------   -----------   -----------
   Units issued ...........................................       302,016       263,055       418,649       234,420
   Units redeemed .........................................      (108,314)     (102,730)     (104,987)      (37,252)
                                                              -----------   -----------   -----------   -----------
   Ending units ...........................................       445,120       251,418       647,047       333,385
                                                              ===========   ===========   ===========   ===========

* As restated - see Note 11

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

----------------------------------------------------
                                    CREDIT SUISSE
      T. ROWE PRICE             GLOBAL POST-VENTURE
   INTERNATIONAL STOCK                CAPITAL
        PORTFOLIO                    PORTFOLIO
-------------------------   ------------------------
    2002          2001          2002         2001
-----------   -----------   -----------   ----------
$       844   $     5,318   $   (21,772)  $  (20,205)
        639             0             0            0
   (112,712)     (127,021)     (229,736)    (354,544)
     (9,412)       21,625      (769,960)    (360,497)
-----------   -----------   -----------   ----------
   (120,641)     (100,078)   (1,021,467)    (735,246)
-----------   -----------   -----------   ----------
  1,913,611     6,178,272     1,280,017    1,604,038
 (1,686,021)   (6,003,538)     (433,419)    (739,561)
        (77)          (58)         (136)         (32)
-----------   -----------   -----------   ----------
    227,513       174,676       846,463      864,445
-----------   -----------   -----------   ----------
    106,872        74,598      (175,005)     129,199
    500,006       425,408     2,447,987    2,318,788
          0             0             0            0
-----------   -----------   -----------   ----------
    500,006       425,408     2,447,987    2,318,788
-----------   -----------   -----------   ----------
$   606,879   $   500,006   $ 2,272,982   $2,447,987
===========   ===========   ===========   ==========
     59,079        38,714       250,599      167,875
          0             0             0            0
-----------   -----------   -----------   ----------
     59,079        38,714       250,599      167,875
-----------   -----------   -----------   ----------
    263,100       647,879       159,828      147,958
   (233,601)     (627,514)      (53,884)     (65,234)
-----------   -----------   -----------   ----------
     88,578        59,079       356,543      250,599
===========   ===========   ===========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                      NOTES TO FINANCIAL STATEMENTS OF THE
                        PRUDENTIAL DISCOVERY SELECT GROUP

                            VARIABLE CONTRACT ACCOUNT

                                DECEMBER 31, 2002

NOTE 1: GENERAL

          The Prudential Discovery Select Group Variable Account (the "Discovery Account") was established on February 11, 1997 by The Prudential Insurance Company of America ("Prudential") and commenced operations on July 31, 1997 under the laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchase of Discovery Select Group Annuity Contracts ("Contracts") are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

          The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 ("the code") and with nonqualified annuity arrangements. The Small Plan Contract is sold exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants. The Contracts are group annuity contracts and generally are issued to employers ("Contractholders") who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

          The Discovery Account is comprised of 22 Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund,Inc. (the "Series Fund") or one of the non-Prudential administered funds as follows:

          THE PRUDENTIAL SERIES FUND, INC.
          Money Market Portfolio
          Diversified Bond Portfolio
          Government Income Portfolio
          Conservative Balanced Portfolio
          Flexible Managed Portfolio
          High Yield Bond Portfolio
          Stock Index Portfolio
          Value Portfolio
          Equity Portfolio
          Jennison Portfolio
          Global Portfolio

          AIM VARIABLE INSURANCE
          AIM V.I. Core Equity Fund
          AIM V.I. Premier Equity Fund

          JANUS ASPEN SERIES
          Growth Portfolio
          International Growth Portfolio

          MFS VARIABLE INSURANCE TRUST
          Emerging Growth Series
          Research Series

          OCC ACCUMULATION TRUST
          Managed Portfolio
          Small Cap Portfolio

          T. Rowe Price Equity Series, Inc.
          Equity Income Portfolio

          T. Rowe Price International Series, Inc.
          International Stock Portfolio

          CREDIT SUISSE TRUST (FORMERLY WARBURG PINCUS TRUST)
          Global Post-Venture Capital Portfolio

                                       A13

          All contractual and obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

          The Series Fund is a diversifed open end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

NOTE 3: CHARGES AND EXPENSES

          A daily charge at a maximum effective annual rate of 0.85% of the average Subaccount of the Discovery Account is paid to Prudential for administrative expenses not provided by the annual account charge with respect to Contracts other than the Small Plan Contract. A daily charge at an effective annual rate of 1.05% is paid to Prudential for Small Plan Contracts. For Contracts other than Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors. A daily charge at the effective annual rate of 0.15% of the average assets in each Subaccout of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts.

NOTE 4: ANNUAL ACCOUNT CHARGE

          An additional administrative charge of up to $32, the annual charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested. This is represented in the statement of net assets as a payable to Prudential.

NOTE 5: WITHDRAWAL CHARGE

          A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. With respect to Contracts other than the Small Plan Contract, the maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until its 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

          Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are triggered only if the Employer to which the Contract was issued terminates the Contract in whole or in part. Under full termination of the Contract, the withdrawal charges would be assests against the Employer based on the total value of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, the withdrawal charge is assessed only against those assets withdrawn by reason of a specified group, classification, or type of employee leaving the retirement plan as a result of a corporate merger, restructuring, or other comparable employer-initiated event.

                                       A14

          Each Participant's Account Value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that has elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, no such withdrawal charge is deducted.

NOTE 6: TAXES

          The Discovery Account is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                           PURCHASES      SALES
                                                          ----------   -----------
Prudential Money Market Portfolio .....................   $6,393,414   $(5,755,290)
Prudential Diversified Bond Portfolio .................   $1,844,249   $  (816,685)
Prudential Government Income Portfolio  ...............   $3,677,645   $  (634,437)
Prudential Conservative Balanced Portfolio ............   $  627,181   $  (558,010)
Prudential Flexible Managed Portfolio .................   $  655,176   $  (452,837)
Prudential High Yield Bond Portfolio ..................   $  727,523   $  (232,815)
Prudential Stock Index Portfolio ......................   $2,996,230   $(1,172,694)
Prudential Value Portfolio ............................   $1,024,709   $  (323,872)
Prudential Equity Portfolio ...........................   $1,099,270   $(1,883,854)
Prudential Jennison Portfolio .........................   $3,608,111   $  (759,079)
Prudential Global Portfolio ...........................   $  604,566   $  (591,281)
AIM V.I. Core Equity Fund .............................   $1,023,290   $  (632,321)
AIM V.I. Premier Equity Fund ..........................   $1,253,266   $  (556,936)
Janus Aspen Growth Portfolio ..........................   $2,425,252   $(1,545,555)
Janus Aspen International Growth Portfolio ............   $3,937,280   $(2,569,603)
MFS Emerging Growth Series ............................   $1,437,677   $  (491,754)
MFS Research Portfolio ................................   $  417,586   $  (218,484)
OCC Accumulation Trust Managed Portfolio ..............   $  649,817   $  (274,184)
OCC Accumulation Trust Small Cap Portfolio ............   $2,974,132   $  (447,225)
T. Rowe Price Equity Income Portfolio .................   $4,482,903   $  (632,164)
T. Rowe Price International Stock Portfolio ...........   $1,670,646   $(1,450,684)
Credit Suisse Global Post-Venture Capital Portfolio ...   $  972,867   $  (147,556)

                                       A15

NOTE 8: PARTICIPANT LOANS

          The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. With respect to contracts other than the Small plan Contract, the Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts. With respect to the Small Plan Contract, amounts borrowed are deducted from a Participant's Subaccounts on a pro rata basis. With respect to such Contracts, amounts repaid on a loan are applied to a Participant's Subaccounts based on the Participant's current contribution allocations.

          The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

          Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annual- ized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. For the year ended December 31, 2002 and 2001 the amount of participant loans that was withdrawn from the Sub-accounts is follows:

                                                          2002                   2001
                                                  -------------------   ---------------------
                                                   LOANS   REPAYMENTS     LOANS    REPAYMENTS
                                                  -------  ----------   --------   ----------
Prudential Money Market Portfolio .............   $20,297    $ 2,433    $  7,307     $   745
Prudential Diversified Bond Portfolio .........   $12,436    $10,588    $ 23,149     $ 5,738
Prudential Government Income Portfolio  .......   $ 6,992    $ 6,038    $  1,922     $ 2,966
Prudential Conservative Balanced Portfolio ....   $20,953    $ 9,558    $ 18,533     $ 6,736
Prudential Flexible Managed Portfolio .........   $15,142    $15,660    $ 19,979     $11,048
Prudential High Yield Bond Portfolio ..........   $ 2,957    $ 1,249    $  2,111     $ 1,069
Prudential Stock Index Portfolio ..............   $61,385    $36,673    $ 74,220     $31,816
Prudential Value Portfolio ....................   $ 8,701    $10,485    $ 21,465     $ 5,755
Prudential Equity Portfolio ...................   $57,471    $34,559    $104,877     $29,140
Prudential Jennison Portfolio .................   $42,476    $40,364    $ 32,378     $33,020
Prudential Global Portfolio ...................   $ 9,506    $ 3,610    $ 15,195     $ 1,247
AIM V.I. Core Equity Fund .....................   $19,728    $15,625    $ 18,261     $ 8,178
AIM V.I. Premier Equity Fund ..................   $29,894    $27,192    $ 23,882     $16,156
Janus Aspen Growth Portfolio ..................   $83,665    $53,988    $ 36,336     $36,522
Janus Aspen International Growth Portfolio ....   $33,930    $38,242    $ 31,836     $26,860
MFS Emerging Growth Series ....................   $33,977    $25,990    $ 30,523     $16,253
MFS Research Portfolio ........................   $12,775    $10,173    $ 10,484     $ 4,875
OCC Accumulation Trust Managed Portfolio ......   $ 5,884    $ 5,067    $  6,476     $ 3,670
OCC Accumulation Trust Small Cap Portfolio ....   $31,358    $19,487    $ 11,024     $ 6,969
T. Rowe Price Equity Income Portfolio .........   $19,243    $19,727    $ 17,224     $ 8,153
T. Rowe Price International Stock Portfolio ...   $ 1,269    $ 2,869    $  4,217     $ 1,631
Credit Suisse Global Post-Venture
   Capital Portfolio ..........................   $ 4,724    $ 3,993    $  5,613     $ 4,428

                                       A16

NOTE 9: RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the mutual fund companies that administer the other mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

          The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

          The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

          PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

          Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, services as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates.

NOTE 10: FINANCIAL HIGHLIGHTS

          The Contracts have unique combinations of features and fees that are charged against the assets in each Subaccount. Differences in the fee structure result in a variety of unit values, expense ratios, and total returns.

          The following table was developed by determining which products offered by Prudential have the lowest and highest total return. Only contract designs within the Account that had units outstanding throughout December 31, 2002, were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges as discussed in Note 3.

                                                                   AT DECEMBER 31, 2002
                                                          --------------------------------------
                                                           UNITS       UNIT VALUE     NET ASSETS
                                                          (000S)    LOWEST-HIGHEST     (000S)
                                                          ------   ----------------   ----------
Prudential Money Market Portfolio .....................      322   $11.79 To $11.97     $ 3,835
Prudential Diversified Bond Portfolio .................      394   $12.67 To $12.86     $ 5,054
Prudential Governement Income Portfolio ...............      372   $14.02 To $14.23     $ 5,274
Prudential Conservative Balanced Portfolio ............      335   $ 9.99 To $10.14     $ 3,383
Prudential Flexible Managed Portfolio .................      419   $ 9.06 To $ 9.20     $ 3,843
Prudential High Yield Bond Portfolio ..................      155   $ 9.28 To $ 9.42     $ 1,456
Prudential Stock Index Portfolio ......................    1,789   $ 9.34 To $ 9.73     $16,952
Prudential Value Portfolio ............................      304   $ 9.57 To $ 9.71     $ 2,941
Prudential Equity Portfolio ...........................    1,464   $ 8.35 To $ 8.47     $12,355
Prudential Jennison Portfolio .........................    1,489   $ 8.47 To $ 8.60     $12,766
Prudential Global Portfolio ...........................      290   $ 7.93 To $ 8.05     $ 2,325
AIM V.I. Core Equity Fund .............................      701   $ 8.79 To $ 8.92     $ 6,237
AIM V.I. Premier Equity Fund ..........................      745   $ 8.34 To $ 8.46     $ 6,283
Janus Aspen Growth Portfolio ..........................    1,480   $ 8.62 To $ 8.75     $12,919
Janus Aspen International Growth Portfolio ............      925   $ 9.12 To $ 9.26     $ 8,540
MFS Emerging Growth Series ............................      794   $ 7.87 To $ 7.99     $ 6,325
MFS Research Portfolio ................................      194   $ 7.88 To $ 8.00     $ 1,549
OCC Accumulation Trust Managed Portfolio ..............      194   $ 9.31 To $ 9.45     $ 1,832
OCC Accumulation Trust Small Cap Portfolio ............      445   $10.50 To $10.66     $ 4,735
T. Rowe Price Equity Income Portfolio .................      647   $11.19 To $11.36     $ 7,335
T. Rowe Price International Stock Portfolio ...........       89   $ 6.77 To $ 6.88     $   607
Credit Suisse Global Post-Venture Capital Portfolio ...      357   $ 6.29 To $ 6.39     $ 2,273

        FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------
 INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*   LOWEST-HIGHEST     LOWEST-HIGHEST
-------------   ---------------   -----------------
    1.56%        0.85% To 1.20%     0.34% To   0.67%
   11.22%        0.85% To 1.20%     6.04% To   6.29%
    7.84%        0.85% To 1.20%    10.96% To  11.36%
    0.00%        0.85% To 1.20%   -10.14% To  -9.79%
    3.03%        0.85% To 1.20%   -13.80% To -13.45%
   18.21%        0.85% To 1.20%     0.54% To   0.65%
    1.43%        0.85% To 1.20%   -23.19% To -22.84%
    0.76%        0.85% To 1.20%   -23.38% To -22.69%
    0.95%        0.85% To 1.20%   -23.35% To -23.00%
    0.24%        0.85% To 1.20%   -31.82% To -31.47%
    1.10%        0.85% To 1.20%   -26.23% To -25.74%
    0.34%        0.85% To 1.20%   -16.65% To -16.32%
    0.43%        0.85% To 1.20%   -31.23% To -30.88%
    0.00%        0.85% To 1.20%   -27.49% To -27.14%
    0.92%        0.85% To 1.20%   -26.36% To -26.22%
    0.00%        0.85% To 1.20%   -35.39% To -34.35%
    0.26%        0.85% To 1.20%   -25.50% To -25.16%
    1.74%        0.85% To 1.20%   -17.96% To -17.61%
    0.06%        0.85% To 1.20%   -22.65% To -22.30%
    1.79%        0.85% To 1.20%   -14.15% To -13.81%
    1.12%        0.85% To 1.20%   -19.03% To -18.92%
    0.00%        0.85% To 1.20%   -35.00% To -34.66%

                                       A17

                                                                   AT DECEMBER 31, 2001
                                                         --------------------------------------
                                                          UNITS      UNIT VALUE      NET ASSETS
                                                         (000S)    LOWEST-HIGHEST     (000S)
                                                         ------   ----------------   ----------
Prudential Money Market Portfolio****.................      265   $11.75 To $11.89     $ 3,141
Prudential Diversified Bond Portfolio****.............      306   $11.92 To $12.11     $ 3,695
Prudential Government Income Portfolio****............      147   $12.59 To $12.81     $ 1,882
Prudential Conservative Balanced Portfolio****........      326   $11.15 To $11.24     $ 3,656
Prudential Flexible Managed Portfolio****.............      395   $10.57 To $10.63     $ 4,191
Prudential High Yield Bond Portfolio****..............      100   $ 9.22 To $ 9.36     $   936
Prudential Stock Index Portfolio****..................    1,614   $12.25 To $12.61     $19,842
Prudential Value Portfolio............................      238   $12.49 To $12.56     $ 2,981
Prudential Equity Portfolio****.......................    1,541   $10.98 To $11.00     $16,919
Prudential Jennison Portfolio****.....................    1,210   $12.52 To $12.59     $15,157
Prudential Global Portfolio****.......................      288   $10.75 To $10.84     $ 3,113
AIM V.I. Core Equity Fund.............................      658   $10.63 To $10.67     $ 7,002
AIM V.I. Premier Equity Fund****......................      673   $12.20 To $12.24     $ 8,217
Janus Aspen Growth Portfolio..........................    1,386   $11.98 To $12.02     $16,615
Janus Aspen International Growth Portfolio............      791   $12.38 To $12.55     $ 9,902
MFS Emerging Growth Series****........................      688   $12.14 To $12.18     $ 8,361
MFS Research Portfolio................................      174   $10.67 To $10.69     $ 1,852
OCC Accumulation Trust Managed Portfolio..............      159   $11.40 To $11.47     $ 1,816
OCC Accumulation Trust Small Cap Portfolio............      251   $13.64 To $13.72     $ 3,443
T. Rowe Price Equity Income Portfolio.................      333   $13.10 To $13.18     $ 4,389
T. Rowe Price International Stock Portfolio...........       59   $ 8.35 To $ 8.49     $   500
Credit Suisse Global Post-Venture Capital Portfolio...      251   $ 9.71 To $ 9.78     $ 2,448

       FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST-HIGHEST     LOWEST-HIGHEST
------------   ---------------   ------------------
    4.01%       0.85% To 1.20%     2.89% To   3.21%
    6.83%       0.85% To 1.20%     5.69% To   6.04%
    6.44%       0.85% To 1.20%     6.85% To   7.20%
    3.63%       0.85% To 1.20%    -3.04% To  -2.85%
    3.98%       0.85% To 1.20%    -6.87% To  -6.51%
   12.70%       0.85% To 1.20%    -1.81% To  -1.16%
    1.10%       0.85% To 1.20%   -13.03% To -12.79%
    1.68%       0.85% To 1.20%    -3.20% To  -2.86%
    0.89%       0.85% To 1.20%   -12.51% To -12.00%
    0.14%       0.85% To 1.20%   -19.07% To -18.56%
    0.36%       0.85% To 1.20%   -18.48% To -18.31%
    0.06%       0.85% To 1.20%   -23.83% To -23.47%
    0.09%       0.85% To 1.20%   -13.48% To -13.21%
    0.18%       0.85% To 1.20%   -25.65% To -25.36%
    1.29%       0.85% To 1.20%   -24.18% To -23.89%
    0.00%       0.85% To 1.20%   -34.48% To -34.04%
    0.02%       0.85% To 1.20%   -22.20% To -21.97%
    1.82%       0.85% To 1.20%    -6.12% To  -5.67%
    0.56%       0.85% To 1.20%     7.09% To   7.44%
    1.60%       0.85% To 1.20%     0.25% To   0.61%
    2.26%       0.85% To 1.20%   -23.22% To -22.81%
    0.00%       0.85% To 1.20%   -29.53% To -29.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2002 and 2001.

****These subaccounts had erroneously included certain financial highlight information of a separate unit investment trust. The financial highlights for these subaccounts represent the restated amounts.

                                       A18

NOTE 11: RESTATEMENT OF FINANCIAL INFORMATION

          During 2001 and 2000, the Account had erroneously included the net assets, units and activity of certain subaccounts of a separate Prudential unit investment trust. The transactions related to the Account were, however, recorded in the correct contract owners accounts and there was no contract owner impact and no accumulation unit values were affected.

          Shown below is a comparison of previously reported and restated amounts for each portfolio for 2001.

                                               -----------------------------------------------------
                                                       PRUDENTIAL                 PRUDENTIAL
                                                          MONEY                   DIVERSIFIED
                                                         MARKET                      BOND
                                                        PORTFOLIO                  PORTFOLIO
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................    $3,191,655    $3,140,776    $4,180,796    $3,694,872
                                                ==========    ==========    ==========    ==========
Investment Income ..........................    $  122,171    $  120,775    $  203,529    $  183,198
Expenses ...................................        30,307        30,008        28,430        26,708
                                                ----------    ----------    ----------    ----------
Net Investment Income (Loss) ...............        91,864        90,767       175,099       156,490
Net Gain(Loss) on Investments ..............            --            --       (52,749)      (47,143)
                                                ----------    ----------    ----------    ----------
Net Increase(Decrease) in Net Assests
   Resulting from operations ...............    $   91,864    $   90,767    $  122,350    $  109,347
                                                ==========    ==========    ==========    ==========

                                               -----------------------------------------------------
                                                       PRUDENTIAL                  PRUDENTIAL
                                                       GOVERNMENT                 CONSERVATIVE
                                                         INCOME                     BALANCED
                                                        PORTFOLIO                   PORTFOLIO
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................    $2,211,697    $1,882,208   $4,032,390    $3,655,518
                                                ==========    ==========   ==========    ==========
Investment Income ..........................    $  107,005    $   94,095   $  131,573    $  127,731
Expenses ...................................        15,481        14,337       36,573        35,154
                                                ----------    ----------   ----------    ----------
Net Investment Income (Loss) ...............        91,524        79,758       95,000        92,577
Net Gain(Loss) on Investments ..............        13,095        11,411     (201,413)     (196,276)
                                                ----------    ----------   ----------    ----------
Net Increase(Decrease) in Net Assests
  Resulting from operations ................    $  104,619    $   91,169   $ (106,413)   $ (103,699)
                                                ==========    ==========   ==========    ==========

                                               -----------------------------------------------------
                                                       PRUDENTIAL                 PRUDENTIAL
                                                        FLEXIBLE                  HIGH YIELD
                                                         MANAGED                     BOND
                                                        PORTFOLIO                  PORTFOLIO
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................    $4,882,674    $4,190,800    $ 938,659     $ 935,896
                                                ==========    ==========    =========     =========
Investment Income ..........................    $  182,368    $  162,678    $ 106,282     $ 106,199
Expenses ...................................        43,891        40,738        8,299         8,296
                                                ----------    ----------    ---------     ---------
Net Investment Income (Loss) ...............       138,477       121,940       97,983        97,903
Net Gain(Loss) on Investments ..............      (451,792)     (397,837)    (115,750)     (115,655)
                                                ----------    ----------    ---------     ---------
Net Increase(Decrease) in Net Assests
  Resulting from operations ................    $ (313,315)   $ (275,897)   $ (17,767)    $ (17,752)
                                                ==========    ==========    =========     =========

                                       A19

                                               -----------------------------------------------------
                                                       PRUDENTIAL
                                                         STOCK                     PRUDENTIAL
                                                         INDEX                       EQUITY
                                                        PORTFOLIO                   PORTFOLIO
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................   $22,182,869   $19,842,428   $18,688,348   $16,919,494
                                               ===========   ===========   ===========   ===========
Investment Income ..........................   $   217,736   $   205,029   $   156,934   $   150,332
Expenses ...................................       195,292       184,691       177,916       169,538
                                               -----------   -----------   -----------   -----------
Net Investment Income (Loss) ...............        22,444        20,338       (20,982)      (19,206)
Net Gain(Loss) on Investments ..............    (2,891,248)   (2,619,992)   (2,426,821)   (2,221,505)
                                               -----------   -----------   -----------   -----------
Net Increase(Decrease) in Net Assests
   Resulting from operations ...............   $(2,868,804)  $(2,599,654)  $(2,447,803)  $(2,240,711)
                                               ===========   ===========   ===========   ===========

                                               -----------------------------------------------------
                                                       PRUDENTIAL                 PRUDENTIAL
                                                        JENNISON                    GLOBAL
                                                        PORTFOLIO                  PORTFOLIO
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................   $17,688,188   $15,156,850   $3,423,377    $3,112,802
                                               ===========   ===========   ==========    ==========
Investment Income ..........................   $    26,994   $    18,926   $   12,513    $   11,428
Expenses ...................................       140,599       133,298       33,424        31,914
                                               -----------   -----------   ----------    ----------
Net Investment Income (Loss) ...............      (113,605)     (114,372)     (20,911)      (20,486)
Net Gain(Loss) on Investments ..............    (2,785,724)   (2,804,543)    (713,985)     (656,124)
                                               -----------   -----------   ----------    ----------
Net Increase(Decrease) in Net Assests
  Resulting from operations ................   $(2,899,329)  $(2,918,915)  $ (734,896)   $ (676,610)
                                               ===========   ===========   ==========    ==========

                                               -----------------------------------------------------
                                                                                      MFS
                                                        AIM V.I.                   EMERGING
                                                        PREMIER                     GROWTH
                                                      EQUITY FUND                   SERIES
                                               -------------------------   -------------------------
                                                          2001                        2001
                                               AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                               -----------   -----------   -----------   -----------
Net Assets .................................   $ 9,335,552   $ 8,216,921   $ 8,961,175   $ 8,360,630
                                               ===========   ===========   ===========   ===========
Investment Income ..........................   $    12,266   $     6,732   $        --   $        --
Expenses ...................................        75,882        73,380        81,363        77,358
                                               -----------   -----------   -----------   -----------
Net Investment Income (Loss) ...............       (63,616)      (66,648)      (81,363)      (77,358)
Net Gain(Loss) on Investments ..............      (994,153)   (1,041,532)   (3,646,612)   (3,441,952)
                                               -----------   -----------   -----------   -----------
Net Increase(Decrease) in Net Assests
  Resulting from operations ................   $(1,057,769)  $(1,108,180)  $(3,727,975)  $(3,519,310)
                                               ===========   ===========   ===========   ===========

                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
The Prudential Discovery Select Group Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets, after the restatement described in Note 11, present fairly, in all material respects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Prudential Discovery Select Group Variable Contract Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2003

                                       A21

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2002 and 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholder of The Prudential Insurance Company of America

    In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As described in Notes 2 and 3, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 11, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in millions)
--------------------------------------------------------------------------------


                                                                                                        2002         2001
                                                                                                     ---------    ---------
ASSETS
Fixed maturities, available for sale, at
  fair value (amortized cost: 2002--$89,693; 2001--$83,304) ......................................   $  96,066    $  85,586
Trading account assets, at fair value ............................................................         896          882
Equity securities, available for sale, at fair value (cost: 2002--$1,736; 2001--$992) ............       1,740        1,069
Commercial loans .................................................................................      15,420       14,909
Policy loans .....................................................................................       8,094        7,930
Securities purchased under agreements to resell ..................................................          12          110
Other long-term investments ......................................................................       3,451        3,824
Short-term investments ...........................................................................       4,724        4,048
                                                                                                     ---------    ---------

       Total investments .........................................................................     130,403      118,358

Cash and cash equivalents ........................................................................       5,793        6,587
Accrued investment income ........................................................................       1,481        1,551
Deferred policy acquisition costs ................................................................       4,741        5,122
Other assets .....................................................................................       6,298        5,948
Due from parent and affiliates ...................................................................       4,523        5,750
Separate account assets ..........................................................................      70,057       76,736
                                                                                                     ---------    ---------

       TOTAL ASSETS ..............................................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...........................................................................   $  66,493    $  64,328
Policyholders' account balances ..................................................................      36,682       33,525
Unpaid claims and claim adjustment expenses ......................................................       1,560        1,647
Policyholders' dividends .........................................................................       2,918        1,363
Securities sold under agreements to repurchase ...................................................       8,975        6,130
Cash collateral for loaned securities ............................................................       6,090        4,808
Income taxes payable .............................................................................       2,037        1,571
Securities sold but not yet purchased ............................................................          12          108
Short-term debt ..................................................................................       1,933        3,837
Long-term debt ...................................................................................       2,091        2,726
Other liabilities ................................................................................       7,573        6,982
Due to parent and affiliates .....................................................................         250          428
Separate account liabilities .....................................................................      70,057       76,736
                                                                                                     ---------    ---------

       Total liabilities..........................................................................     206,671      204,189
                                                                                                     ---------    ---------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31,
  2002 and 1,000 shares authorized, issued and outstanding at December 31, 2001) .................           2           --
Additional paid-in capital .......................................................................      14,583       14,716
Accumulated other comprehensive income ...........................................................       2,097        1,099
Retained earnings (deficit) ......................................................................         (57)          48
                                                                                                     ---------    ---------
       Total stockholder's equity ................................................................      16,625       15,863
                                                                                                     ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                 2002         2001        2000
                                                               --------     -------     -------
REVENUES
Premiums ...................................................   $  7,370    $ 12,477    $ 10,181
Policy charges and fee income ..............................      1,450       1,803       1,639
Net investment income ......................................      7,599       9,152       9,502
Realized investment losses, net ............................     (1,166)       (675)       (266)
Commissions and other income ...............................        637       4,417       5,453
                                                               --------    --------    --------
    Total revenues .........................................     15,890      27,174      26,509
                                                               --------    --------    --------
BENEFITS AND EXPENSES
Policyholders' benefits ....................................      8,809      12,752      10,640
Interest credited to policyholders' account balances .......      1,749       1,804       1,751
Dividends to policyholders .................................      2,525       2,722       2,724
General and administrative expenses ........................      2,805       9,509      10,043
Capital markets restructuring ..............................        --          --          476
Demutualization costs and expenses .........................        --          588         143
                                                               --------    --------    --------
    Total benefits and expenses ............................     15,888      27,375      25,777
                                                               --------    --------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES.......................................          2        (201)        732
                                                               --------    --------    --------
Income taxes:
    Current ................................................        253        (914)        436
    Deferred ...............................................       (243)        863         (28)
                                                               --------    --------    --------
       Total income tax expense (benefit) ..................         10         (51)        408
                                                               --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...................         (8)       (150)        324
                                                               --------    --------    --------
DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes ..........          8           3          74
                                                               --------    --------    --------
NET INCOME (LOSS) ..........................................   $    --     $   (147)   $    398
                                                               ========    ========    ========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------



                                                                          Accumulated Other Comprehensive Income (Loss)
                                                                       ----------------------------------------------------

                                                                                      Net                           Total
                                                                        Foreign    Unrealized                    Accumulated
                                               Additional    Retained   Currency   Investment      Pension          Other
                                     Common     Paid-in      Earnings  Translation   Gains        Liability     Comprehensive
                                     Stock       Capital     (Deficit) Adjustments  (Losses)      Adjustment    Income (Loss)
                                    --------    --------     --------  ---------    --------      ----------    -------------
 Balance, December 31, 1999 .....   $     --    $     --    $ 19,976    $    (18) $     (660)      $  (7)        $   (685)
 Comprehensive income:
   Net income ...................         --          --         398          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ...         --          --          --         (89)         --          --              (89)
     Change in net unrealized
      investment gains ..........         --          --          --          --       1,019          --            1,019
     Additional pension liability
      adjustment ...............          --          --          --          --          --         (11)             (11)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2000 .....         --          --      20,374        (107)        359         (18)             234
 Demutualization reclassification
   of retained earnings .........         --      13,666     (13,666)         --          --          --               --
 Destacking dividend to parent ..         --          --      (5,384)        220        (103)         16              133
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ..................        --          --      (1,129)         --          --          --               --
 Capital contribution from parent.        --       1,050          --          --          --          --               --
 Comprehensive income:
   Net loss before date of
    demutualization ..............        --          --        (195)         --          --          --               --
   Net income after date of
    demutualization ..............        --          --          48          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --        (142)         --          --             (142)
     Change in net unrealized
      investment gains ...........        --          --          --          --         903          --              903
     Additional pension
      liability adjustment .......        --          --          --          --          --         (29)             (29)
   Other comprehensive income.....
 Total comprehensive income ......
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2001 ......        --      14,716          48         (29)      1,159         (31)           1,099
 Adjustment to destacking
 dividend ........................        --         (20)         --          --          --          --               --
 Dividend to parent ..............        --        (123)       (105)         --          --          --               --
 Adjustments to policy credits
 issued and cash payments to
  eligible policyholders .........        --          10          --          --          --          --               --
 Capital contribution from parent.         2          --          --          --          --          --               --
 Comprehensive income:
   Net income ....................        --          --          --          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --          36          --          --               36
     Change in net unrealized
      investment gains ...........        --          --          --          --         964          --              964
     Additional pension
      liability adjustment .......        --          --          --          --          --          (2)              (2)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2002 .....   $      2    $ 14,583       $ (57)    $     7    $  2,123         $ (33)        $2,097
                                    ========    ========       =====     =======    ========         =====         ======


                                                                          Total
                                                                      Stockholder's
                                                                         Equity
                                                                        --------
 Balance, December 31, 1999 ....................................       $ 19,291
 Comprehensive income:
   Net income ..................................................            398
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................            (89)
     Change in net unrealized
      investment gains ..........................................          1,019
     Additional pension liability adjustment ....................            (11)
                                                                       --------
   Other comprehensive income ..................................            919
                                                                       --------
 Total comprehensive income ....................................          1,317
                                                                       --------
 Balance, December 31, 2000 ....................................         20,608

 Demutualization reclassification of
   retained earnings ...........................................           --
 Destacking dividend to parent .................................         (5,251)
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ................................................         (1,129)
 Capital contribution from parent ..............................          1,050
 Comprehensive income:
   Net loss before date of
    demutualization ............................................           (195)
   Net income after date of
     demutualization ...........................................             48
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................           (142)
     Change in net unrealized
      investment gains .........................................            903
     Additional pension
      liability adjustment .....................................            (29)
                                                                       --------
   Other comprehensive income ..................................            732
                                                                       --------
 Total comprehensive income ....................................            585
                                                                       --------
 Balance, December 31, 2001 ....................................         15,863
 Adjustment to destacking dividend .............................            (20)
 Dividend to parent ............................................           (228)
 Adjustments to policy credits
 issued and cash payments to eligible policyholders ............             10
 Capital contribution from parent ..............................              2
 Comprehensive income:
   Net income ..................................................           --
   Other comprehensive income, net of tax:
     Change in foreign currency translation
      adjustments ..............................................             36
     Change in net unrealized
      investment gains .........................................            964
     Additional pension liability
       adjustment ..............................................             (2)
                                                                       --------
   Other comprehensive income ..................................            998
                                                                       --------
 Total comprehensive income ....................................            998
                                                                       --------
 Balance, December 31, 2002 ....................................       $ 16,625
                                                                       ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                                               2002        2001        2000
                                                                                             ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) .......................................................................   $     --    $   (147)   $    398
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Realized investment losses, net .....................................................      1,166         675         266
    Policy charges and fee income .......................................................       (396)       (482)       (342)
    Interest credited to policyholders' account balances ................................      1,749       1,804       1,751
    Depreciation and amortization, including premiums and discounts .....................        131         433         740
    Change in:
       Deferred policy acquisition costs ................................................        186        (259)       (228)
       Future policy benefits and other insurance liabilities ...........................      1,272         933       1,473
       Trading account assets ...........................................................        (14)      2,268       2,524
       Income taxes payable .............................................................        181      (1,308)        214
       Broker-dealer related receivables/payables........................................         --       4,538        (388)
       Securities purchased under agreements to resell ..................................         98         974       8,549
       Cash collateral for borrowed securities ..........................................         --      (1,407)      3,266
       Cash collateral for loaned securities ............................................      1,282      (1,571)        278
       Securities sold but not yet purchased ............................................        (96)     (2,168)     (2,009)
       Securities sold under agreements to repurchase ...................................      2,845      (2,625)     (9,588)
       Due to/from parent and affiliates.................................................       (295)        (74)         --
       Other, net .......................................................................        309       3,686         961
                                                                                            --------    --------    --------
          Cash flows from operating activities ..........................................      8,418       5,270       7,865
                                                                                            --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
    Fixed maturities, available for sale ................................................     51,022      98,150      99,971
    Fixed maturities, held to maturity...................................................         --         139       3,266
    Equity securities, available for sale ...............................................      1,228       5,503       3,025
    Commercial loans ....................................................................      1,692       5,443       1,632
    Other long-term investments .........................................................        677         798       2,044
Payments for the purchase of:
    Fixed maturities, available for sale ................................................    (58,141)    (97,511)   (103,086)
    Fixed maturities, held to maturity...................................................         --         (56)     (1,544)
    Equity securities, available for sale ...............................................     (2,012)     (2,557)     (2,316)
    Commercial loans ....................................................................     (2,122)     (1,521)     (1,334)
    Other long-term investments .........................................................       (692)     (1,328)     (1,374)
Cash acquired from the acquisition of subsidiary ........................................         --       5,912          --
Short-term investments ..................................................................       (676)        179      (2,257)
Due to/from parent and affiliates .......................................................      1,344      (5,248)         --
                                                                                            --------    --------    --------
       Cash flows from (used in) investing activities ...................................     (7,680)      7,903      (1,973)
                                                                                            --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................................      7,868       6,771       6,813
Policyholders' account withdrawals ......................................................     (6,068)     (9,014)     (8,186)
Net decrease in short-term debt .........................................................     (2,136)     (6,098)     (2,678)
Proceeds from the issuance of long-term debt ............................................         --       1,464         638
Repayments of long-term debt ............................................................       (470)       (720)     (1,230)
Cash payments to eligible policyholders .................................................       (500)         --          --
Capital contribution from parent ........................................................          2       1,050          --
Dividend to parent ......................................................................       (228)         --          --
Cash destacked ..........................................................................         --      (7,715)         --
                                                                                            --------    --------    --------
       Cash flows used in financing activities ..........................................     (1,532)    (14,262)     (4,643)
                                                                                            --------    --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................................       (794)     (1,089)      1,249
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................................      6,587       7,676       6,427
                                                                                            --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................................   $  5,793    $  6,587    $  7,676
                                                                                            ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid .......................................................................   $     33    $    466    $    248
                                                                                            --------    --------    --------

Interest paid ...........................................................................   $    224    $    638    $  1,040
                                                                                            --------    --------    --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration
payable to eligible policyholders .......................................................   $     --    $  1,469    $     --
                                                                                            --------    --------    --------


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
1. BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of all fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading account assets, and securities sold but not yet purchased, consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. Because of their short term, the carrying amounts of these instruments approximate fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, and investments in real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.31% at December 31, 2002 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, reinsurance recoverables, trade receivables, receivables resulting from sales of securities that had not yet settled at the balance sheet date, goodwill and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of payables resulting from purchases of securities that had not yet settled at the balance sheet date, employee benefit liabilities, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized and earned over the life of the contracts. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities and investment management businesses are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, value of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets within "Trading account assets" or as liabilities within "Other liabilities." Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investment in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either
(1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net."

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the derivative are reported on a net basis in "Realized investment gains (losses), net." Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income
(loss)."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; or (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur; (b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate. When hedge accounting is discontinued, any hedged asset or liability, which otherwise would not be carried at fair value, will no longer be adjusted for changes in fair value.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an "equity tax" on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders were required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the transition provisions of this statement did not result in an impairment loss as of the adoption date of the standard. Net income (loss) would have been approximately $(130) million and $411 million for the years ended December 31, 2001 and 2000, respectively, had the provisions of the new standard been applied as of January 1, 2000. Goodwill amortization amounted to $21 million and $13 million for the years ended December 31, 2001 and 2000, respectively. The Company tests goodwill for impairment on an annual basis as of December 31 of each year, and between the annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2002 annual impairment test, the Company determined that no impairment was needed. Goodwill, which is included in "Other assets," amounted to $105 million and $88 million at December 31, 2002 and 2001, respectively.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The disclosure requirements of the Interpretation have been incorporated in Note 18.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. The Company will implement the consolidation guidance by July 1, 2003 for VIEs with which the Company became involved prior to February 1, 2003. The Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs. Based upon its relationships with such entities, the Company believes that the implementation of the consolidation guidance will not have a material effect on the Company's consolidated financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company's investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The Company retained all liabilities associated with litigation that existed at that date or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999 (see Note 18). Reserves relating to the healthcare business include the cost of resolving litigation and certain contractual and regulatory matters, as well as estimates of other costs in connection with the disposition of the business. The Company also established reserves in connection with a medical loss ratio agreement (the "MLR Agreement"), pursuant to which the Company was required to make payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The loss the Company recorded upon the disposal of the healthcare business was reduced in each of the years ended December 31, 2002, 2001 and 2000. The reduction in 2000 was recorded upon the completion of the period covered by the MLR Agreement and took into consideration other disposal costs incurred compared with previous estimates. The reduction in 2001 was primarily attributable to the final settlement of the MLR Agreement. The reduction in 2002 was primarily the result of favorable resolution of certain legal and regulatory matters.

Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company's results of operations. Ceded premiums and benefits were $27 million and $17 million, respectively for the year ended December 31, 2002. Ceded premium and benefits for the year ended December 31, 2001 were $966 million and $827 million, respectively, and for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $45 million at December 31, 2002 and $202 million at December 31, 2001.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3. DISCONTINUED OPERATIONS (continued)



Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

                                                                                                    2002     2001     2000
                                                                                                  ----------------------------
                                                                                                         (in millions)
Web-based workplace distribution of voluntary benefits ........................................   $   (58) $   (20) $    (5)
Healthcare operations .........................................................................        71       25      121
                                                                                                  -------  -------  ----------
Income  from discontinued operations before income taxes ......................................        13        5      116
Income tax expense ............................................................................         5        2       42
                                                                                                  -------  -------  ----------
Income from discontinued operations, net of taxes .............................................   $     8  $     3  $    74
                                                                                                  =======  =======  ==========

The Company's Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $44 million and $50 million, respectively, at December 31, 2002, and $289 million and $343 million, respectively, at December 31, 2001.

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pre-tax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed
(Y)50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company's Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company's Consolidated Statements of Operations include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million for the year ended December 31, 2001. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS

Fixed Maturities and Equity Securities


The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                              2002
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   ----------    -------------     ------------   -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    8,133    $         658    $           7   $      8,784
Obligations of U.S. states and their political subdivisions ....          864              126             --              990
Foreign government bonds .......................................        1,850              346                2          2,194
Corporate securities ...........................................       71,743            5,523              527         76,739
Mortgage-backed securities .....................................        7,103              259                3          7,359
                                                                   ----------    -------------    -------------   -------------

Total fixed maturities available for sale ......................   $   89,693    $       6,912    $         539   $     96,066
                                                                   ==========    =============    =============   ============

Equity securities available for sale ...........................   $    1,736    $         145    $         141   $      1,740
                                                                   ==========    =============    =============   ============

                                                                                              2001
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   -----------   --------------   --------------  -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    7,715    $         192    $          33   $      7,874
Obligations of U.S. states and their political subdivisions ....          711               24                8            727
Foreign government bonds .......................................        1,961              199               14          2,146
Corporate securities ...........................................       68,130            2,682              898         69,914
Mortgage-backed securities .....................................        4,787              157               19          4,925
                                                                   ----------    -------------    -------------   ------------
Total fixed maturities available for sale ......................   $   83,304    $       3,254    $         972   $     85,586
                                                                   ==========    =============    =============   ============
Equity securities available for sale ...........................   $      992    $         188    $         111   $      1,069
                                                                   ==========    =============    =============   ============



The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2002, is as follows:

                                                                                                    Available for Sale
                                                                                                ----------------------------
                                                                                                 Amortized      Estimated
                                                                                                    Cost        Fair Value
                                                                                                -------------  -------------
                                                                                                       (in millions)
Due in one year or less .................................................................       $      4,731   $      4,806
Due after one year through five years ...................................................             26,271         27,471
Due after five years through ten years ..................................................             25,235         27,132
Due after ten years .....................................................................             26,353         29,298
Mortgage-backed securities ..............................................................              7,103          7,359
                                                                                                ------------   ------------
    Total ...............................................................................       $     89,693   $     96,066
                                                                                                =============  ============


Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2002, 2001 and 2000 were $0 million, $139 million and $3,266 million, respectively. Gross gains of $0 million, $0 million and $8 million were realized on prepayment of held to maturity fixed maturities during 2002, 2001 and 2000, respectively.


Proceeds from the sale of available for sale fixed maturities during 2002, 2001 and 2000 were $39,417 million, $84,629 million and $93,653 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2002, 2001 and 2000 were $11,605 million, $13,521 million and $6,318 million, respectively. Gross gains of $1,158 million, $1,270 million and $909

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

million, and gross losses of $1,213 million, $1,136 million and $1,408 million were realized on sales and prepayments of available for sale fixed maturities during 2002, 2001 and 2000, respectively.

Write-downs for impairments for fixed maturities were $664 million, $777 million and $540 million, and for equity securities were $194 million, $238 million and $34 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of "held to maturity" securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans are as follows at December 31,

                                                                                 2002                          2001
                                                                       -------------------------     -------------------------
                                                                          Amount         % of           Amount        % of
                                                                       (in millions)     Total       (in millions)     Total
                                                                       --------------    -------     --------------   --------
Collateralized loans by property type
Office buildings ....................................................  $       3,332       21.4%     $       3,548       23.5%
Retail stores .......................................................          1,993       12.8%             2,054       13.6%
Residential properties ..............................................             98        0.6%               158        1.0%
Apartment complexes .................................................          4,410       28.3%             4,203       27.8%
Industrial buildings ................................................          3,098       19.9%             2,685       17.8%
Agricultural properties .............................................          1,863       11.9%             1,908       12.6%
Other ...............................................................            798        5.1%               555        3.7%
                                                                       -------------      -----      -------------    -------
    Subtotal of collateralized loans ................................         15,592      100.0%            15,111      100.0%
                                                                                          =====                       =======
Valuation allowance .................................................           (172)                         (202)
                                                                       -------------                 -------------
Total collateralized loans ..........................................  $      15,420                 $      14,909
                                                                       =============                 =============


The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.5%) and New York (10.2%) at December 31, 2002.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

                                                                                               2002        2001        2000
                                                                                              -------     --------    --------
                                                                                                       (in millions)
Allowance for losses, beginning of year .................................................     $  202      $   225     $   221
Allowance on loans acquired from Gibraltar Life .........................................       --            739        --
Addition (release) of allowance for losses ..............................................         (1)         (24)         17
Charge-offs, net of recoveries ..........................................................        (29)        (412)        (13)
Change in foreign exchange ..............................................................       --              7        --
Destacking ..............................................................................       --           (333)       --
                                                                                              ------      -------     -------
Allowance for losses, end of year .......................................................     $  172      $   202     $   225
                                                                                              ======      =======     =======

Non-performing commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                                                       2002           2001
                                                                                                     ----------    -----------
                                                                                                          (in millions)
Non-performing commercial loans with allowance for losses ....................................       $      87     $      155
Non-performing commercial loans with no allowance for losses .................................             163            222
Allowance for losses, end of year ............................................................              (9)           (36)
                                                                                                     ---------     ----------
Net carrying value of non-performing commercial loans ........................................       $     241     $      341
                                                                                                     =========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $316 million, $407 million and $565 million for 2002, 2001 and 2000, respectively. Net investment income recognized on these loans totaled $23 million, $32 million and $37 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Other Long-term Investments

The Company's "Other long-term investments" includes investments in joint ventures and limited partnerships of $1,518 million and $1,693 million at December 31, 2002 and 2001, respectively. These investments include $681 million and $715 million in real estate related interests and $837 million and $978 million in non-real estate related interests at December 31, 2002 and 2001, respectively.

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                                        At December 31,
                                                                                                  -----------------------------
                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate ...................................................................    $      2,179    $      3,603
Investments in securities ....................................................................           2,460           1,694
Cash and cash equivalents ....................................................................             132              87
Other assets .................................................................................              76             208
                                                                                                  ------------    -------------
Total assets .................................................................................    $      4,847    $      5,592
                                                                                                  ============    ============

Borrowed funds-third party ...................................................................    $        645    $        598
Borrowed funds-Prudential Financial ..........................................................            --                 2
Other liabilities ............................................................................             561           1,399
                                                                                                  ------------    ------------
Total liabilities ............................................................................           1,206           1,999
Partners' capital ............................................................................           3,641           3,593
                                                                                                  ------------     -----------
Total liabilities and partners' capital ......................................................    $      4,847    $      5,592
                                                                                                  ============    ============
Equity in partners' capital included above ...................................................    $      1,073    $        971
Equity in limited partnership interests not included above ...................................             445             722
                                                                                                   -----------     -----------
Carrying value ...............................................................................    $      1,518    $      1,693
                                                                                                  ============    ============

                                                                                                  Years ended December 31,
                                                                                            ----------------------------------
                                                                                              2002         2001        2000
                                                                                            ---------    ---------   ---------
                                                                                                      (in millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures ....................................................   $    140     $    245    $    257
Income of other limited partnership interests ...........................................        126          142         256
Interest expense-third party ............................................................        (63)         (31)        (31)
Other expenses ..........................................................................       (159)        (251)       (226)
                                                                                            --------     --------    --------
Net earnings ............................................................................   $     44     $    105    $    256
                                                                                            ========     ========    ========

Equity in net earnings included above ...................................................   $      5     $     37    $     79
Equity in net earnings of limited partnership interests not included above ..............         12           47         108
                                                                                            --------     --------    --------
Total equity in net earnings ............................................................   $     17     $     84    $    187
                                                                                            ========     ========    ========

"Other long-term investments" includes investments in real estate, which is held through direct ownership, of $126 million and $148 million at December 31, 2002 and 2001, respectively. "Other long-term investments" also includes investments in the Company's separate accounts of $396 million and $975 million, and other miscellaneous investments of $1,411 million and $1,008 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                                                        2002           2001           2000
                                                                                      -----------   ------------   ------------
                                                                                                   (in millions)
Fixed maturities available for sale ................................................  $   5,837     $    6,826     $    5,938
Fixed maturities held to maturity ..................................................       --               12          1,028
Trading account assets .............................................................       --              294            734
Equity securities available for sale ...............................................         57             45             67
Commercial loans ...................................................................      1,244          1,432          1,370
Policy loans .......................................................................        510            522            478
Securities purchased under agreements to resell ....................................       --               11             28
Broker-dealer related receivables ..................................................       --              513          1,222
Short-term investments and cash equivalents ........................................        267            462            683
Other investment income ............................................................        182            423            484
                                                                                      ---------     ----------     ----------
Gross investment income ............................................................      8,097         10,540         12,032
Less investment expenses ...........................................................       (498)        (1,388)        (2,530)
                                                                                      ---------     ----------     ----------
Net investment income ..............................................................  $   7,599     $    9,152     $    9,502
                                                                                      =========     ==========     ==========

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2002 included in fixed maturities, commercial loans and other long-term investments totaled $19 million, $14 million and $9 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                                                             2002         2001        2000
                                                                                           -----------   --------   -----------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   (719)     $  (639)   $  (1,066)
Equity securities available for sale ....................................................      (155)        (245)         450
Commercial loans ........................................................................        10            1           (5)
Investment real estate ..................................................................     --              40           49
Joint ventures and limited partnerships .................................................        11        --             124
Derivatives .............................................................................      (292)         154          187
Other ...................................................................................       (21)          14           (5)
                                                                                           --------      -------    ---------
Realized investment losses, net .........................................................  $ (1,166)     $  (675)   $    (266)
                                                                                           ========      =======    =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6.    INVESTMENTS  (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                                                               Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                  Unrealized    Deferred                          Deferred     Related To Net
                                                     Gains       Policy     Future               Income Tax      Unrealized
                                                  (Losses) On  Acquisition  Policy Policyholders'(Liability)    Investment
                                                  Investments     Costs    Benefits  Dividends    Benefit     Gains (Losses)
                                                  -----------  ----------  ------- ------------ -----------   -------------
                                                                               (in millions)
Balance, December 31, 1999 .....................  $   (1,348)  $     306   $   (3)  $   --       $     385     $        (660)
Net investment gains (losses) on
  investments arising during the period ........       1,458       --        --         --            (540)              918
Reclassification adjustment for (gains)
  losses included in net income ................         621       --        --         --            (230)              391
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (356)    --         --             132              (224)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (101)      --              35               (66)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2000 .....................         731         (50)    (104)      --            (218)              359
Net investment gains (losses) on
  investments arising during the period ........         815       --        --         --            (301)              514
Reclassification adjustment for (gains)
  losses included in net income ................         865       --        --         --            (320)              545
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (270)    --         --              97              (173)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --          27       --             (10)               17
Destacking dividend to parent ..................        (156)          3     --         --              50              (103)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2001 .....................       2,255        (317)     (77)      --            (702)            1,159
Net investment gains (losses) on
  investments arising during the period ........       3,231       --        --         --          (1,162)            2,069
Reclassification adjustment for (gains)
  losses included in net income ................         844       --        --         --            (303)              541
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (195)    --         --              70              (125)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (772)      --             278              (494)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends ...........      --           --        --         (1,606)        579            (1,027)
                                                  ----------   ---------   ------   ----------   ---------     -------------
Balance, December 31, 2002 .....................  $    6,330   $    (512)  $ (849)  $   (1,606)  $  (1,240)    $       2,123
                                                  ==========   =========   ======   ==========   =========     =============


The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                                                             2002          2001        2000
                                                                                           ----------    ----------   --------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   6,373     $   2,282    $   712
Equity securities .......................................................................          4            77         51
Other long-term investments .............................................................        (47)         (104)       (32)
                                                                                            --------      --------     ------
Unrealized gains on investments .........................................................  $   6,330     $   2,255    $   731
                                                                                           =========     =========    =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                                                     2002             2001
                                                                                                -------------    -------------
                                                                                                        (in millions)
Fixed maturities available for sale ..........................................................  $      15,071    $      10,815
Trading account assets .......................................................................             68              261
Separate account assets ......................................................................          2,496            2,659
                                                                                                 ------------     ------------
Total securities pledged .....................................................................  $      17,635    $      13,735
                                                                                                =============    =============


In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $280 million and $453 million at December 31, 2002 and 2001, respectively, of which $80 million in 2002 and $223 million in 2001 had either been sold or repledged.

Assets of $223 million and $237 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $789 million and $960 million at December 31, 2002 and 2001, respectively, were held in voluntary trusts. Of these amounts, $192 million and $244 million at December 31, 2002 and 2001, respectively, related to sales practices matters described in
Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $119 million and $140 million at December 31, 2002 and 2001, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $25 million and $183 million at December 31, 2002 and 2001, respectively.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                         2002          2001           2000
                                                                                       ----------    ----------    -----------
                                                                                                   (in millions)
Balance, beginning of year .........................................................   $   5,122     $   7,063     $    7,324
Capitalization of commissions, sales and issue expenses ............................         461         1,385          1,324
Amortization .......................................................................        (647)       (1,126)        (1,096)
Change in unrealized investment gains and losses ...................................        (195)         (270)          (356)
Foreign currency translation .......................................................       --             (184)          (154)
Acquisition of subsidiary ..........................................................       --           --                 21
Destacking .........................................................................       --           (1,746)        --
                                                                                       ---------     ---------     ----------
Balance, end of year ...............................................................   $   4,741     $   5,122     $    7,063
                                                                                       =========     =========     ==========


8. POLICYHOLDERS' LIABILITIES


Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                                                                    2002             2001
                                                                                                --------------   --------------
                                                                                                        (in millions)
Life insurance ...............................................................................  $      52,610    $      51,012
Annuities ....................................................................................         13,591           13,046
Other contract liabilities ...................................................................            292              270
                                                                                                -------------    -------------
Total future policy benefits .................................................................  $      66,493    $      64,328
                                                                                                =============    =============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Participating insurance represented 34% and 37% of domestic individual life insurance in force at December 31, 2002 and 2001, respectively, and 91%, 92% and 94% of domestic individual life insurance premiums for 2002, 2001 and 2000, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company's experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 4% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,457 million and $1,867 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2002 and 2001, respectively. The increase is largely attributable to unrealized investment gains and, consequently, is largely offset within "Accumulated other comprehensive income (loss)."

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Individual annuities .........................................................................    $      6,115    $      5,243
Group annuities ..............................................................................           1,815           1,900
Guaranteed investment contracts and guaranteed interest accounts .............................          13,982          13,031
Interest-sensitive life contracts ............................................................           3,369           3,788
Dividend accumulations and other .............................................................          11,401           9,563
                                                                                                  ------------    ------------
Policyholders' account balances ..............................................................    $     36,682    $     33,525
                                                                                                  ============    ============

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 1.7% to 16% for investment-type contracts. Less than 5% of policyholders' account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

                                                                   2002                   2001                    2000
                                                            -------------------   ---------------------    -------------------
                                                            Accident   Property   Accident    Property     Accident   Property
                                                            and        and        and         and          and        and
                                                            Health     Casualty   Health      Casualty     Health     Casualty
                                                            --------   ---------  ----------  ----------   --------   ---------
                                                                                      (in millions)
Balance at January 1 .................................      $ 1,647    $  --      $  1,701    $  1,848     $ 1,735    $ 2,409
Less reinsurance recoverables, net ...................          129       --           246         608         378        451
                                                            -------    --------   --------    --------     -------    -------

Net balance at January 1 .............................        1,518       --         1,455       1,240       1,357      1,958
                                                            -------    --------   --------    --------     -------    -------

Incurred related to:
    Current year .....................................          541       --           632       1,440         537      1,271
    Prior years ......................................          (32)      --           (45)       (113)        (22)      (150)

                                                            -------    --------   --------    --------     -------    -------
Total incurred .......................................          509       --           587       1,327         515      1,121

                                                            -------    --------   --------    --------     -------    -------

Paid related to:
    Current year .....................................          158       --           219         932         152        842
    Prior years ......................................          333       --           312         553         265        634

                                                            -------    --------   --------    --------     -------    -------
Total paid ...........................................          491       --           531       1,485         417      1,476

                                                            -------    --------   --------    --------     -------    -------
Acquisitions (dispositions) (a) ......................        --          --            15       --          --          (363)
Destacking ...........................................        --          --            (8)     (1,082)      --         --

                                                            -------    --------   --------    --------     -------    -------
Net balance at December 31 ...........................        1,536       --         1,518       --          1,455      1,240
Plus reinsurance recoverables, net ...................           24       --           129       --            246        608
                                                            -------    --------   --------    --------     -------    -------
Balance at December 31 ...............................      $ 1,560    $  --      $  1,647    $  --        $ 1,701    $ 1,848
                                                            =======    ========   ========    ========     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company.

The accident and health reinsurance recoverable balance at December 31, 2002, 2001 and 2000 includes $9 million, $117 million and $239 million, respectively, attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment expenses for accident and health related to prior years were primarily due to long-term disability claim termination experience.

9. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization included in the Closed Block, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. During the first quarter of 2002, the Company completed a GAAP and statutory reconciliation of the assets and liabilities allocated to the Closed Block and the amounts reported as Closed Block assets and liabilities at December 31, 2001. As a result of this reconciliation, it was determined that additional net assets of $94 million on a GAAP basis should have been included in the Closed Block. Such assets were reclassified to the Closed Block during the first quarter of 2002. The statutory amounts were unaffected.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income (loss)") represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2002, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $1,606 million at December 31, 2002, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in "Accumulated other comprehensive income (loss)."

On December 11, 2002 and November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million and $104 million reduction of the liability for policyholder dividends recognized in the years ended December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

                                                                                          2002                 2001
                                                                                    ----------------      ---------------
                                                                                               (in millions)
 Closed Block Liabilities
     Future policy benefits ...................................................     $         48,247      $       47,239
     Policyholders' dividends payable .........................................                1,151               1,171
     Policyholder dividend obligation .........................................                1,606               --
     Policyholders' account balances ..........................................                5,481               5,394
     Other Closed Block liabilities ...........................................                9,760               4,603
                                                                                    ----------------      --------------
        Total Closed Block Liabilities ........................................               66,245              58,407
                                                                                    ----------------      --------------

 Closed Block Assets
     Fixed maturities:
        Available for sale, at fair value .....................................               42,402              37,933
     Equity securities, available for sale, at fair value .....................                1,521                 584
     Commercial loans .........................................................                6,457               5,572
     Policy loans .............................................................                5,681               5,758
     Other long-term investments ..............................................                1,008               1,018
     Short-term investments ...................................................                2,374               1,627
                                                                                    ----------------      --------------
        Total investments .....................................................               59,443              52,492
     Cash and cash equivalents ................................................                2,526               1,810
     Accrued investment income ................................................                  715                 716
     Other Closed Block assets ................................................                  528                 635
                                                                                    ----------------      --------------

        Total Closed Block Assets .............................................               63,212              55,653
                                                                                    ----------------      --------------

 Excess of reported Closed Block Liabilities over Closed Block Assets .........                3,033               2,754
 Portion of above representing accumulated other comprehensive income:
        Net unrealized investment gains .......................................                2,720                 780
        Allocated to policyholder dividend obligation .........................               (1,606)              --
                                                                                    ----------------      --------------

 Future earnings to be recognized from Closed Block Assets and Closed Block
   Liabilities ................................................................     $          4,147      $        3,534
                                                                                    ================      ==============


Information regarding the policyholder dividend obligation is as follows:

                                                                                            2002
                                                                                      ----------------
                                                                                       (in millions)
 Balance, January 1, 2002 ..........................................................  $           --
 Impact on income before gains allocable to policyholder dividend obligation .......              --
 Net investment gains ..............................................................              --
 Unrealized investment gains .......................................................             1,606
                                                                                      ----------------
 Balance, December 31, 2002 ........................................................   $         1,606
                                                                                      ================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block revenues and benefits and expenses for the year ended December 31, 2002 and the period from the date of demutualization through December 31, 2001 were as follows:


                                                                                                               December 18, 2001
                                                                                                                    through
                                                                                                  2002         December 31, 2001
                                                                                             ----------------  ------------------
                                                                                                        (in millions)

 Revenues
     Premiums ...........................................................................    $      4,022        $        293
     Net investment income ..............................................................           3,333                 129
     Realized investment gains (losses), net ............................................            (521)                 24
     Other income .......................................................................              68                   3
                                                                                             ------------        ------------
        Total Closed Block revenues .....................................................           6,902                 449
                                                                                             ------------        ------------
 Benefits and Expenses
     Policyholders' benefits ............................................................           4,310                 288
     Interest credited to policyholders' account balances ...............................             139                   5
     Dividends to policyholders .........................................................           2,506                 100
     General and administrative expenses ................................................             801                  33
                                                                                             ------------        ------------
        Total Closed Block benefits and expenses ........................................           7,756                 426
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses, before income taxes ..            (854)                 23
                                                                                             ------------        ------------
 Income tax expense (benefit) ...........................................................            (147)                  2
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses and income taxes ......    $       (707)       $         21
                                                                                             ============        ============


10.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.


The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A. and Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                                                                        2002          2001            2000
                                                                                      ---------    -----------     ----------
                                                                                                   (in millions)
Direct premiums .................................................................     $   8,054    $    13,066     $   10,686
    Reinsurance assumed .........................................................           154             95             86
    Reinsurance ceded ...........................................................          (838)          (684)          (591)
                                                                                      ---------    -----------     ----------
Premiums ........................................................................     $   7,370    $    12,477     $   10,181
                                                                                      =========    ===========     ==========
Policyholders' benefits ceded ...................................................     $     773    $       845     $      642
                                                                                      =========    ===========     ==========

"Premiums" includes affiliated reinsurance assumed of $104 million and affiliated reinsurance ceded of $(162) million for the year ended December 31, 2002. Affiliated policyholders' benefits ceded were $54 million for the year ended December 31, 2002.

Reinsurance recoverables, included in "Other assets" and "Due from parent and affiliates" at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Life insurance ..................................................................                 $      1,031    $      1,019
Other reinsurance ...............................................................                           71              84
                                                                                                  -------------    ------------
Total reinsurance recoverable ...................................................                 $      1,102    $      1,103
                                                                                                  =============   =============

Reinsurance recoverables included in "Other assets" are $695 million and $794 million at December 31, 2002 and 2001, respectively. Three major reinsurance companies account for approximately 70% of the reinsurance recoverable at December 31, 2002. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in "Due from parent and affiliates" are $407 million and $309 million at December 31, 2002 and 2001, respectively. Reinsurance payables included in "Due to parent and affiliates" are $169 million and $128 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                                                                                             2002        2001
                                                                                                          ----------- ------------
                                                                                                               (in millions)
   Commercial paper ............................................................................          $    1,265  $     3,022
   Notes payable ...............................................................................                  30           61
   Current portion of long-term debt ...........................................................                 638          754
                                                                                                          ----------  -----------
   Total short-term debt .......................................................................          $    1,933  $     3,837
                                                                                                          ==========  ===========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.3% and 4.6% at December 31, 2002 and 2001, respectively. The current portion of long-term debt at December 31, 2002 includes $300 million of surplus notes due in 2003.

At December 31, 2002, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2002 and 2001, a portion of commercial paper borrowings were supported by $2,500 million and $4,000 million of the Company's existing lines of credit, respectively. At December 31, 2002 and 2001, the weighted average maturity of commercial paper outstanding was 19 and 21 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:


     Description                                                        Maturity Dates       Rate             2002          2001
     --------------------------------------------------------------     ---------------   -------------  -----------  -------------
                                                                                                                (in millions)
     Fixed rate notes
         U.S. Dollar ..............................................          2003-2023      5.97%-7.30%   $    1,002    $     1,066
     Floating rate notes ("FRNs")
         U.S. Dollar ..............................................          2003-2004             (a)           399            591
         Canadian Dollar ..........................................               2003             (b)           --              80
     Surplus notes ................................................          2003-2025             (c)           690            989
                                                                                                          ----------    -----------
     Total long-term debt .........................................                                       $    2,091    $     2,726
                                                                                                          ==========    ===========


(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002 and 2.07% to 6.99% in 2001.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. The interest rate ranged from 6.00% to 6.84% in 2001.

(c) The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2002 and 6.875% to 8.30% in 2001.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002 and 2001, the Company was in compliance with all debt covenants.


Payment of interest and principal on the surplus notes issued after 1993, of which $690 million was outstanding at December 31, 2002 and 2001, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2002, the Company has met these statutory capital requirements.


In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, was a decrease of $30 million in interest expense for the year ended December 31, 2002. Floating rates are determined by contractual

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT (continued)

formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.


Interest expense for short-term and long-term debt was $220 million, $641 million and $1,056 million, for the years ended December 31, 2002, 2001 and 2000, respectively.



12.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career.


The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                                                                                              Other
                                                                         Pension Benefits            Postretirement Benefits
                                                                   -----------------------------    ---------------------------
                                                                       2002             2001             2002         2001
                                                                   --------------    ------------      ----------  -----------
                                                                                         (in millions)
 Change in benefit obligation
 Benefit obligation at the beginning of period .............       $    (5,851)    $     (5,461)       $ (2,027)   $   (1,996)
 Service cost ..............................................              (138)            (167)            (13)          (18)
 Interest cost .............................................              (434)            (431)           (148)         (150)
 Plan participants' contributions ..........................              --               --                (8)           (8)
 Amendments ................................................              (218)               6             141          --
 Acquisitions ..............................................              --               (765)           --            --
 Annuity purchase ..........................................                68              232            --            --
 Actuarial (losses), net ...................................              (409)            (510)           (380)          (77)
 Contractual termination benefits ..........................                (1)              (1)           --            --
 Transfers to destacked subsidiaries .......................                49             --              --            --
 Benefits paid .............................................               388              462             160           152
 Foreign currency changes ..................................              --                 28            --               1
 Transfer from postemployment benefits .....................              --               --               (95)         --
 Destacking ................................................              --                756            --              69
                                                                   -----------     ------------        --------    ----------

 Benefit obligation at end of period .......................       $    (6,546)    $     (5,851)       $ (2,370)   $   (2,027)
                                                                   ===========     ============        ========    ==========

 Change in plan assets
 Fair value of plan assets at beginning of period ..........       $     8,628     $     10,356        $  1,343    $    1,560
 Actual return on plan assets ..............................              (364)          (1,114)            (37)          (82)
 Annuity purchase ..........................................               (68)            (232)           --            --
 Employer contributions ....................................                29               81               3             9
 Plan participants' contributions ..........................              --               --                 8             8
 Benefits paid .............................................              (388)            (462)           (160)         (152)
 Destacking ................................................              --                 (1)           --            --
                                                                   -----------     ------------        --------    ----------

 Fair value of plan assets at end of period ................       $     7,837     $      8,628        $  1,157    $    1,343
                                                                   ===========     ============        ========    ==========
 Funded status
 Funded status at end of period ............................       $     1,291     $      2,777        $ (1,213)   $     (684)
 Unrecognized transition (asset) liability .................              (130)            (236)             15           159
 Unrecognized prior service costs ..........................               230               42             (10)            1
 Unrecognized actuarial (gains) losses, net ................             1,366             (351)            372          (169)
 Effects of fourth quarter activity ........................                 6                6               2             1
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========

 Amounts recognized in the Statements of Financial Position
 Prepaid benefit cost ......................................       $     3,082     $      2,570        $   --      $     --
 Accrued benefit liability .................................              (371)            (379)           (834)         (692)
 Intangible asset ..........................................              --                  2            --            --
 Accumulated other comprehensive income ....................                52               45            --            --
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========


The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $456 million, $379 million and $0 million, respectively, at September 30, 2002 and $461 million, $379 million and $0 million, respectively, at September 30, 2001.


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,385 million and $6,867 million are included in Separate Account assets and liabilities at September 30, 2002 and 2001, respectively.


In 2002 and 2001, the pension plan purchased annuity contracts from Prudential Insurance for $68 million and $232 million, respectively. The approximate future annual benefit payment for the annuity contracts was $20 million and $14 million in 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



The benefit obligation for pensions increased by a total of $218 million in the year 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities Incorporated cash balance feature, which increased the amount of earnings considered pensionable. The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $347 million and $395 million of Company insurance policies at September 30, 2002 and 2001, respectively.

The benefit obligation for other postretirement benefits decreased by $141 million in the year 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits. The benefit obligation for other postretirement benefits was not affected by amendments in 2001.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              Other
                                                                              Pension Benefits       Postretirement Benefits
                                                                            ----------------------   ------------------------
                                                                            2002     2001    2000     2002     2001     2000
                                                                            -----    -----   -----   -------   ------   -----
                                                                                              (in millions)
Components of net periodic (benefit) cost
Service cost ..................................................             $138     $167    $140    $   13    $  18    $  29
Interest cost .................................................              434      431     427       148      150      150
Expected return on plan assets ................................             (908)    (880)   (799)     (115)    (134)    (133)
Amortization of transition amount .............................             (107)    (106)   (106)       14       17       36
Amortization of prior service cost ............................               30       12      47      --       --       --
Amortization of actuarial net (gain) ..........................              (47)     (85)    (77)       (8)     (16)     (24)
Contractual termination benefits ..............................                1        4       6      --       --       --
                                                                            ----     ----    ----    ------    -----    -----
Net periodic (benefit) cost ...................................            $(459)   $(457)  $(362)   $   52    $  35    $  58
                                                                            ====     ====    ====    ======    =====    =====


The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:










                                                               Pension Benefits                Other Postretirement Benefits
                                                       ----------------------------------  ----------------------------------------
                                                         2002        2001        2000         2002          2001           2000
                                                       ----------  ---------- -----------  ------------  ------------   -----------
 Weighted-average assumptions
 Discount rate (beginning of period) .................     7.25%       7.75%       7.75%         7.25%         7.75%         7.75%
 Discount rate (end of period) .......................     6.50%       7.25%       7.75%         6.50%         7.25%         7.75%
 Rate of increase in compensation levels (beginning
   of period) ........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Rate of increase in compensation levels (end of
   period) ...........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Expected return on plan assets (beginning of
   period) ...........................................     9.50%       9.50%       9.50%         9.00%         9.00%         9.00%
 Health care cost trend rates ........................    --          --          --       6.40-10.00%    6.76-8.76%    7.10-9.50%
 Ultimate health care cost trend rate after
   gradual decrease until 2006 .......................    --          --          --             5.00%         5.00%         5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)


The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

The expected rates of return for 2003 for pension benefits and other postretirement benefits are 8.75% and 7.75%, respectively.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:



                                                                                                      Other
                                                                                               Postretirement Benefits
                                                                                               -----------------------
                                                                                                        2002
                                                                                                 -------------------
                                                                                                  (in millions)
 One percentage point increase
 Increase in total service and interest costs ..............................................     $          12
 Increase in postretirement benefit obligation .............................................               176

 One percentage point decrease
 Decrease in total service and interest costs ..............................................     $          10
 Decrease in postretirement benefit obligation .............................................               152

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2002 and 2001, was $84 million and $183 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 4% and 3% of annual salary for 2002, 2001 and 2000, respectively. The matching contributions by the Company included in "General and administrative expenses" were $55 million, $72 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                                 2002         2001        2000
                                                                               --------     --------    --------
                                                                                          (in millions)
Current tax expense (benefit)
    U.S.....................................................................   $    231     $ (1,014)   $    364
    State and local.........................................................         18           57          31
    Foreign.................................................................          4           43          41
                                                                               --------     --------    --------
    Total...................................................................        253         (914)        436
Deferred tax expense (benefit)
    U.S.....................................................................       (221)         765         (86)
    State and local.........................................................        (22)         (73)        (37)
    Foreign.................................................................       --            171          95
                                                                               --------     --------    --------
    Total...................................................................       (243)         863         (28)
                                                                               --------     --------    --------
Total income tax expense (benefit)..........................................   $     10     $    (51)   $    408
                                                                               ========     ========    ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
13. INCOME TAXES (continued)



The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                                                                2002        2001       2000
                                                                                               -------    ---------   --------
                                                                                                       (in millions)
Expected federal income tax expense (benefit)...........................                       $    1     $    (70)   $   256
Non-taxable investment income ..........................................                          (67)         (63)        (5)
Change in valuation allowance ..........................................                           22           17         14
State and local income taxes ...........................................                           (5)         (12)        (4)
Non-deductible expenses ................................................                            1          241         31
Equity tax .............................................................                         --           (200)       100
Other ..................................................................                           58           36         16
                                                                                               ------     --------    -------
    Total income tax expense (benefit)..................................                       $   10     $    (51)   $   408
                                                                                               ======     ========    =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                                       2002           2001
                                                                                                    ----------     ----------
                                                                                                          (in millions)
Deferred tax assets
    Insurance reserves .................................................                            $    1,453     $    1,185
    Policyholder dividends .............................................                                   789            231
    Investments ........................................................                                   369             60
    Net operating and capital loss carryforwards........................                                   165             51
    Litigation related reserves ........................................                                    85             84
                                                                                                    ----------     ----------

    Deferred tax assets before valuation allowance .....................                                 2,861          1,611
    Valuation allowance ................................................                                   (47)           (25)
                                                                                                    ----------     ----------

    Deferred tax assets after valuation allowance ......................                                 2,814          1,586
                                                                                                    ----------     ----------
Deferred tax liabilities
    Net unrealized investment gains ....................................                                 2,309            845
    Deferred policy acquisition costs ..................................                                 1,046          1,212
    Employee benefits ..................................................                                   802            740
    Depreciation .......................................................                                    62             40
    Other ..............................................................                                   509            378
                                                                                                    ----------     ----------

    Deferred tax liabilities ...........................................                                 4,728          3,215
                                                                                                    ----------     ----------
Net deferred tax liability .............................................                            $   (1,914)    $   (1,629)
                                                                                                    ==========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, respectively, the Company had federal net operating and capital loss carryforwards of $300 million and $61 million, which expire between 2007 and 2018. At December 31, 2002 and 2001, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,747 million and $1,867 million, which expire between 2005 and 2022.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992, as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.    STOCKHOLDER'S EQUITY


Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was a deficit of $(420) million at December 31, 2002. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY (continued)

before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.


Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(490) million, $(896) million and $149 million for the years ended December 31, 2002, 2001 and 2000, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,699 million and $6,420 million at December 31, 2002 and 2001, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.    RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $527 million for the year ended December 31, 2002 and are recorded as a reduction to the Company's "General and administrative expenses."

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in "Commissions and other income" were $231 million for the year ended December 31, 2002 related primarily to compensation for the sale of affiliates' products through the Company's distribution network. The amounts due to the Company under such agreements were $208 million and $189 million at December 31, 2002 and 2001, respectively, and are included in "Due from parent and affiliates."

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $195 million in "Net investment income" and $101 million in "General and administrative expenses" for the year ended December 31, 2002. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements, as well as federal income tax payments made by Prudential Financial on the Company's behalf, were $25 million and $235 million at December 31, 2002 and 2001, respectively, and are included in "Due to parent and affiliates."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
15. RELATED PARTY TRANSACTIONS (continued)

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Affiliated notes receivable included in "Due from parent and affiliates" at December 31, are as follows:

                                                                           Maturity
    Description                                                             Dates           Rate           2002           2001
   --------------------------------------------------------------------- -------------   ------------  -------------  ------------
                                                                                                              (in millions)
    U.S. Dollar floating rate notes (a) ................................    2003-2005    1.60% - 7.72% $      2,150  $      2,590
    U.S. Dollar fixed rate note ........................................         2004            4.56%           20            --
    Japanese Yen fixed rate note .......................................         2008    1.92% - 2.17%          624           565
    Great Britain Pound floating rate note .............................         2004    2.99% - 6.12%           85            77
                                                                                                       ------------  ------------
    Total long-term notes receivable - affiliated (b) ..................                                      2,879         3,232
    Short-term notes receivable - affiliated (c) .......................                                      1,025         2,016
                                                                                                       ------------  ------------
    Total notes receivable - affiliated ................................                               $      3,904  $      5,248
                                                                                                       ============  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2002 and $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 1.82% at December 31, 2002 and 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million at December 31, 2002 and 2001, and is included in "Due from parent and affiliates."

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. At December 31, 2002, "Cash and cash equivalents" included $170 million associated with these transactions.

Revenues related to lending activities to affiliates were $28 million in "Net investment income" and $82 million in "Commissions and other income" for the year ended December 31, 2002.

Derivatives

Prudential Global Funding, Inc., a wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in "Trading account assets" were $342 million and $273 million at December 31, 2002 and 2001, respectively. Affiliated derivative liabilities included in "Due to parent and affiliates" were $56 million and $65 million at December 31, 2002 and 2001, respectively.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
16. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.


Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.


Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.


Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company's financial instruments where the carrying amounts and estimated fair values differ at December 31,


                                                                                  2002                         2001
                                                                        --------------------------   --------------------------
                                                                        Carrying       Estimated     Carrying      Estimated
                                                                          Amount      Fair Value       Amount      Fair Value
                                                                        -----------   ------------   -----------  -------------
                                                                                            (in millions)
Commercial loans ..............................................         $   15,420     $   17,276    $   14,909   $     15,568
Policy loans ..................................................              8,094          9,916         7,930          8,867
Notes receivable - affiliated .................................              3,904          3,941         5,248          5,299
Investment contracts ..........................................             28,722         29,615        25,814         26,346
Short-term and long-term debt .................................              4,024          4,293         6,563          6,705


17.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments


Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)


Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity was exited in connection with the restructuring of Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
17. DERIVATIVE INSTRUMENTS (continued)

Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                                                    (in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of
SFAS No. 133 at January 1, 2001 ...........................................................            $       8
Net deferred losses on cash flow hedges from January 1 to December 31, 2001 ...............                    3
Amount reclassified into current period earnings ..........................................                  (18)
Destacking ................................................................................                   15
                                                                                                       ---------
Balance, December 31, 2001 ................................................................                    8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002 ................                   79
Amount reclassified into current period earnings ..........................................                  (30)
                                                                                                       ---------
Balance, December 31, 2002 ................................................................            $      57
                                                                                                       =========


It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2003 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 6 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)" were losses of $32 million in 2002, gains of $75 million in 2001 and gains of $88 million in 2000.

For the years ended December 31, 2002 and 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2002, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11, and future minimum lease payments under non-cancelable operating leases:


                                      Short-term and        Operating
                                      Long-term Debt         Leases
                                      --------------     -------------
                                               (in millions)
     2003 ........................    $        1,933     $         105
     2004 ........................               454                92
     2005 ........................                58                78
     2006 ........................                63                68
     2007 ........................               250                57
     Beyond 2007 .................             1,266               133
                                      --------------     -------------
     Total .......................    $        4,024     $         533
                                      ==============     =============

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2002, 2001 and 2000 was $69 million, $520 million and $498 million, respectively, excluding expenses relating to the Company's healthcare business.

Commitments include commitments to originate and sell mortgage loans and commitments to fund investments in private placement securities and limited partnerships. These commitments amounted to $1,298 million at December 31, 2002.

A number of guarantees provided by the Company relate to sales or transfers of real estate, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company's maximum potential exposure under these guarantees was $767 million at December 31, 2002. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2002, no amounts were accrued as a result of the Company's assessment that it is unlikely payments will be required.

Certain contracts underwritten by the Company's guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2002, such contracts in force carried a total guaranteed value of $648 million.

The Company had accrued a liability of $4 million at December 31, 2002 related to other financial guarantees and indemnity arrangements with maximum potential payments of $43 million.


Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company has resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. The Company believes that its reserves related to sales practices, at December 31, 2002, are adequate.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. A motion to dismiss the amended complaint in the subscriber action was granted in part and denied in part and an interlocutory appeal of the remaining claims was denied. A motion to dismiss the amended complaint in the provider action remains pending. In September 2002, the court denied plaintiffs' motion for class certification in the subscriber action and granted plaintiffs' motion for certification of a nationwide class of providers. The Company has appealed the certification of the provider class to the United States Court of Appeals for the Eleventh Circuit.


The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

DISCOVERY SELECT
                         --------------
                           GROUP RETIREMENT ANNUITY

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Prudential Securities Incorporated; Pruco Securities Corporation; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 07102-3777

[LOGO] Prudential Financial
PRUDENTIAL INVESTMENTS
Three Gateway Center, 12th Floor
Newark, NJ 07102-4077

DISCOVERY PREMIER/SM/ is a service mark of Prudential.

DS.PU.002.0503